ADMINISTRATIVE CONSULTING AGREEMENT

This Consulting Agreement (this "Agreement") is made as of October 31, 2006, by and between Organa Technologies Group, Inc., (the "Corporation"), a Delaware Corporation, and Avante Holding Group, Inc., a Florida Corporation (the "Consultant").

RECITALS

A. The Corporation is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware. The Corporation provide on-line services through various subsidiaries.

B. The Consultant has specialized corporate expertise and diligently worked with the founders of the company in various phases. Consultant has devoted considerable time and effort, which has been invaluable to the creation and initial operations of the Corporation. The Corporation finds the corporate management experience and knowledge of the Consultant to be essential to the success of the Corporation.

C. The Corporation desires to engage the Consultant, and the Consultant desires to be so engaged, on the terms and conditions set forth below.

AGREEMENT

Now therefore, in consideration of the Recitals, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations, hereinafter set forth, the parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

1. Consulting.

   1.1. The Corporation hereby contracts the Consultant to fulfill the duties of investor relations, financial administration, and executive oversight for and on behalf of the Corporation. The Consultant shall not be able to bind the Corporation without a Corporate Resolution executed by the Corporation, and the Consultant shall render such other and further services for and on behalf of the Corporation as may be assigned reasonably, from time-to-time, to the Consultant by the Board of Directors of the Corporation (the "Services"). The Consultant hereby accepts such consulting with the Corporation and agrees to render the Services for and on behalf of the Corporation on the terms and conditions set forth in this Agreement. During the term of this Agreement, the Consultant will report directly to the Board of Directors of the Corporation. The power to direct, control and supervise the services to be performed, the means and manner of performing the Services and the time for performing the Services shall be exercised by

Consultant Corporation

the Board of Directors, provided, however, that the Board of Directors shall not impose any consulting constraints or duties which would require the Consultant to violate any law, statutes, ordinance, rule or regulation now or hereinafter in effect.

1.2. The starting base salary for the Consultant shall be Eight Thousand Dollars ($8,000) per month payable in equal monthly installments. Avante will bill the Company at the end of each month for services rendered. This fee will accrue and will be payable effective the sooner of (i) 90 days after the receipt by the Company of at least $500,000 in equity sales; or (ii) such time when the Company's books reflect at least a combination of paid in capital and/or gross sales, the combined total of which exceed $750,000. The Consultant's base salary may be increased each year effective January 1st by the Compensation Committee of the Corporation's Board of Directors, as shall be determined by the Compensation Committee, however, the compensation may not be reduced below the compensation paid (excluding bonus) in the previous year without the mutual written consent of the Consultant, unless there are not funds in the Corporation available to pay such amounts. It is understood that all payments to Consultant will be responsible for all federal, state and local withholding taxes. It is understood that Consultant may elect to convert payment into Common Stock at a 10% discount to the then current market price. Such election must be approved by the Board of Directors of the Corporation. Any stock conversion will have piggy back registration rights.

1.3. In addition to the base salary, Consultant will receive annual incentive bonus compensation equal to half of one percent (.5%) of annual Gross Revenues (GR) plus one-quarter of one percent (.25%) of the annual growth in Gross Revenues (Bonus Year Gross Revenues less Prior Year Gross Revenues) plus one and one-half percent (1.5%) of Net Income (NI). The formula for calculation of the annual incentive bonus is: .005GR + .0025 (Bonus Year GR less Prior Year GR) + .015NI where GR and NI are greater than or equal to zero. The annual incentive bonus will be calculated based on the Corporation's financial results as of December 31st of each year with the bonus payable by April 15th of the following year.

1.4. In addition to all other compensation the Consultant will be eligible for incentive stock options as may be awarded from time-to-time by the Corporation and its Board of Directors. Whether consultant is awarded all or any portion of these stock options will be based upon specific criteria established by the Corporation and its Board of Directors. These criteria will reflect overall performance as compared to planned goals of the Corporation, as well as the Consultant's contribution to the

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Corporation's performance. The Consultant shall also be eligible for a deferred compensation plan to be created by the Corporation.

1.5. The Consultant shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Consultant in the course of carrying out the normal duties and responsibilities of the Consultant's position. In the event the Consultant is required, at his sole discretion, to hire additional personnel to maintain the services required, the Company will reimburse the Consultant as part of this reimbursable expense. The Consultant will advise the company in advance prior to adding personnel. Reimbursement is contingent upon the Consultant furnishing to the Corporation in a timely fashion the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may reasonably request.

1.6. The Services will be performed primarily at the Consultant's headquarters office which has been established by the Consultant in Brevard County, Florida.

1.7. Consultant's functions are to provide web hosting, web site design, corporate recordkeeping, investor relations, financial planning and other activities as so designated by the Board of Directors of the Corporation.

2. Term.

2.1. Subject to the provisions for termination of this Agreement set forth below, the term of consulting shall continue for a period of three years and thereafter shall automatically renew for one additional three-year term.

2.2. Consultant may elect to terminate this Agreement for Good Reason upon 30 days' written notice to the Corporation. "Good Reason" means any of the following: (a) the Corporation reduces the Consultant's position, duties, compensation or authority, (b) the Corporation merges, consolidates with another entity or sells more than 50% of any class of its stock to a non-shareholder without the consent of the Consultant, or (c) the Corporation commits a material breach of this Agreement which is not cured by the Corporation within 30 days after receiving written notice thereof from the Consultant.

2.3. If (i) the Corporation terminates the Consultant during the term of this Agreement, and the termination is determined to not have been for "cause"; or, (ii) the Consultant terminates this Agreement during the

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term of the Agreement, and the termination is for Good Reason, then the Corporation will pay the Consultant's salary, benefits and bonuses provided for in Paragraph 1 for the remainder of the current year. If the Corporation should dispute whether or not the termination is "with cause" or for Good Reason, whatever the case may be, then the Corporation shall pay as a condition to bringing such action into the registry of the court all amounts that will be due the Consultant as Consultant's salary, benefits and bonuses provided for in Paragraph 1 if the Corporation does not prevail in any of its allegations in such dispute, as security for the payment in full if the Consultant should prevail in whole or in part.

2.4. For purposes of this Agreement termination "with cause" shall mean termination for any of the following reasons:

2.4.1. The Consultant abuses alcohol or other substances while performing his Services for the Corporation which abuse negatively affects the performance of this duties, such abuse is habitual, and the Consultant fails to seek competent abuse counseling within 30 days of written notice by the Board of Directors;

2.4.2. The Consultant is convicted of any felony for any crime involving the moral turpitude arising out of his Services for the Corporation or any other activity;

Performance of Services.

3.1 The Consultant shall devote sufficient time to the Corporation's business to render the Services. The Consultant shall comply with all laws, statutes, ordinances, rules and regulations relating to the Services. The Consultant may engage in other activities during the term of this Agreement; provided that such activities do not materially interfere with the business of the Corporation. Consultant is an entrepreneur, investment banker and venture capitalist, and as such will devote substantial time to other interests. The Consultant may engage in other activities during the term of this Agreement.

4. Confidential Information, Trade Secrets, Inventions and Creations.

4.1 The Consultant acknowledges that in the Consultant's consulting hereunder, the Consultant will be making use of, acquiring and adding to the Corporation's trade secrets and its confidential and proprietary information of a special and unique nature and value relating to such matters as, but not limited to, the Corporation's

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business operation, internal structure, financial affairs, programs, software, systems, procedures, manuals, confidential reports, lists of clients and prospective clients and sales and marketing methods, as well as the amount, nature and type of services, equipment and methods used and preferred by the Corporation's clients and the fees paid by such clients, all of which shall be deemed to be confidential information. The Consultant acknowledges that such confidential information has been and will continue to be of central importance to the business of the Corporation and that disclosure of it to or its use by others could cause substantial loss to the Corporation. In consideration of consulting by the Corporation, the Consultant agrees that during his consulting the Consultant shall not, for any purpose whatsoever, directly or indirectly, divulge or disclose to any person or entity any of such confidential information which was obtained by the Consultant as a result of the Consultant's consulting with the Corporation or any trade secrets of the Corporation, but shall hold all of the same confidential and inviolate.

5. Indemnification.

5.1 The Corporation shall indemnify the Consultant, hold the Consultant harmless, and defend the Consultant to the fullest extent permitted by applicable law from and against all claims, threats, suits (except those arising from disputes between the Corporation and the Consultant), damages, penalties, liabilities, cost and expenses including, without limitation, legal fees, costs and disbursements (all collectively referred to as "liabilities") incurred, suffered, or expended by or threatened against the Consultant with respect to any action or inaction in the course or performance of the Consultant's duties under this Agreement except for liabilities arising entirely out of the gross negligence or willful misconduct of the Consultant. If any claims are made against Consultant he shall be entitled to an advance of his legal fees upon request to the Board of Directors. This indemnification shall continue in effect after the expiration or termination of this Agreement and shall not be deemed exclusive of any other indemnification right to which the Consultant may be entitled under applicable law, agreement or the vote of the Board of Directors.

6. Notices. All notices and other communications required or permitted to be given by this Agreement shall be in writing and shall be given and shall be deemed received if and when either hand-delivered or refused, or deemed received three-days after being mailed by registered or certified U.S. mail, return receipt requested, postage prepaid, and if to the

Consultant | Corporation

Corporation to:	And if to the Consultant:
Organa Technologies Group, Inc. 1900 S. Harbor City Blvd. Suite 315 Melbourne, FL 32901	Avante Holding Group, Inc 1900 S. Harbor City Blvd Suite 315 Melbourne, FL 32901

or at such other address as either party hereto shall notify the other of in writing.

7. Governing Law, Jurisdiction and Venue. The laws of the State of Florida shall govern this Agreement without regard to any of its conflict of law provision.

8. Attorneys' Fees. In any action to enforce this Agreement or for damages relating to a breach of this Agreement, the Corporation shall pay attorneys' fees, costs and expenses incurred in such action including those of Consultant.

9. Noncompete. During the term of this Agreement and for a period of two years thereafter, Consultant agrees that he will not be employed by or otherwise engaged in any business which competes with that of the Corporation. In addition Consultant shall not, during such two year period, contact any of the Corporation's customers or consultants concerning any business or potential business which would compete with that of the Corporation. The provisions of this Section 9 shall not apply if it is determined that this Agreement was terminated by the Consultant for Good Reason.

10. Miscellaneous.

10.1 This Agreement shall be binding upon and inure to the benefit of the Corporation, its successors and assigns. This Agreement shall be binding upon the Consultant and his heirs, personal and legal representatives, and guardians, and shall inure to the benefit of the Consultant. Neither this Agreement nor any part hereof or interest herein shall be assigned by the Consultant. If there is a sale of the Corporation or change in control thereof, as a condition precedent to any such sale or change in control, the acquiring corporation or controlling person must assume responsibility for this agreement and all payments due hereunder, in writing, as a condition to any such transaction. If such person or entity does not assume liability for this agreement, then such inaction shall constitute a breach hereunder and Consultant shall be entitled to the payment provided for in Section 2.3 hereof as liquidated damages.

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10.2 The terms and provisions of this Agreement may not be modified except by written instrument duly executed by each party hereto.

10.3 The use of any gender herein shall be deemed to be or include the other genders and the neuter and the use of the singular herein shall be deemed to be and include the plural (and vice versa), wherever appropriate.

10.4 This Agreement sets forth the entire, integrated understanding and Agreement of the parties hereto with respect to the subject matter hereof.

10.5 The headings in this Agreement are included for the convenience of reference and shall be given no effect in the construction of this Agreement.

IN WITNESS WHEREOF, the parties have executed, acknowledged, sealed and delivered this Agreement the day and year first hereinabove set forth.

Organa Technologies Group, Inc.	**Avante Holding Group, Inc.**
By:	
Gina Bennett, Director	Michael W. Hawkins, President
Dated October 31, 2006	Dated October 31, 2006

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SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this "Agreement") is entered into this 5th day of October, 2005, by Avante Holding Group, Inc., a Florida corporation "Avante"), and Integrity Messenger Corporation, a Delaware corporation ("IMC"), (collectively the "Parties").

WHEREAS, the Parties desires to settle the outstanding obligation of $400,000 owed by IMC to AVANTE for debt financing and services rendered;

WHEREAS, IMC is not capable of paying off its debt in cash;

WHEREAS, Avante is willing to accept stock in lieu of cash settlement;

WHEREAS, Avante will gain a majority controlling interest in IMC by virtue of this settlement;

WHEREAS, Each of the Parties desires to amicably settle, compromise and resolve all controversies and claims between themselves to avoid the burden and expense of arbitration or litigation.

NOW, THEREFORE, in consideration of the mutual agreements, promises and covenants set forth in this Agreement, each of the Parties stipulate and agree to settle their differences as follows:

1. The Parties expressly incorporate the Recitals of this Agreement herein as a part hereof.

2. IMC agrees to issue 400,000,000 shares of Common Stock to Avante

3. Avante agrees to forgive the $400,000 owed by IMC.

4. For valuable consideration, the receipt and sufficiency of which is expressly acknowledged, Avante hereby releases and forever discharges IMC and each of IMC's officers, directors, shareholders, employees and agents ("Releasors") from all claims, obligations, actions, demands, rights, costs, expenses, compensation or causes of action of any nature whatsoever, whether based on a tort, contract, statutory or any other theory of recovery, and whether for compensatory, punitive, statutory or other forms of damage or relief, whether legal or equitable, arising from the distribution of the Shares by IMC; *provided, however*, that such release shall only become effective upon receipt by Releasors of the entire consideration required by this Agreement and compliance with all of the terms and conditions hereof.

4. For valuable consideration, the sufficiency of which is expressly acknowledged, IMC hereby release and forever discharge Avante from all claims, obligations, actions, demands, rights, costs, expenses, compensation or causes of action of any nature whatsoever, whether

based on a tort, contract, statutory or any other theory of recovery, and whether for compensatory, punitive, statutory or other forms of damage or relief, whether legal or equitable.

5. Each of the Parties expressly warrants and represents that each has been represented by counsel of their choice in connection with the review, approval and execution of this Agreement.

6. Each of the Parties declares and represents that no promise, inducement or agreement which is not specifically provided in this Agreement has been made by any Party to this Agreement; that this Agreement contains the entire agreement among the Parties; and that the terms of this Agreement cannot be modified except in writing signed by the Party against whom enforcement of such modification is sought. Notwithstanding anything herein to the contrary, definitive documentation, to reflect the terms and conditions hereof will be drafted delivered and/or executed, as the case may be, by 5:00 p.m. (Eastern Time) on October 7, 2005.

7. Each of the Parties agrees not to disclose to or discuss with any person (except as permitted in the next paragraph) the substance of this Agreement or matters relating to any act or omission of any Party in connection with any other Party.

8. Each of the Parties agrees that each will not knowingly, directly or indirectly, in any individual or representative capacity whatsoever, make any statement, oral or written, or perform any act or omission which is or could be detrimental in any material respect to the reputation or goodwill of any Party or any other person or entity released herein, except as may be required by law, court order, government agency request or subpoena, or to defend itself in connection with a legal proceeding. Each of the Parties further agrees that each will not voluntarily participate in, or aid or encourage any other Party in connection with, any lawsuit or proceeding of any kind brought or asserted by any person or entity against a Party or any other person or entity released herein.

9. This Agreement shall be construed, interpreted and applied in accordance with the substantive laws of the State of New York, without reference to its choice of law rules.

10. Any dispute between the Parties pertaining to this Agreement shall be resolved through binding arbitration conducted by the American Arbitration Association under the employment rules then in effect. The parties agree that any arbitration proceeding shall be conducted in Sarasota, Florida and consent to exclusive jurisdiction and venue there. The award of the arbitrator(s) shall be final and binding, and the parties waive any right to appeal the arbitral award, to the extent that a right to appeal may be lawfully waived. Each party retains the right to seek judicial assistance (a) to compel arbitration, (b) to obtain injunctive relief and interim measures of protection pending arbitration, and (c) to enforce any decision of the arbitrator(s), including but not limited to the final award.

11. The rights and obligations of Avante, under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of Avante. The rights and obligations of IMC are nonassignable.

12. This Agreement may be executed by facsimile and in one or more counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

AVANTE HOLDING GROUP, INC.
By: Michael W. Hawkins
Its: President and CEO

INTEGRITY MESSENGER CORPORATION
By: Christian Rishel
Its: President and CEO

OFFICE LEASE AGREEMENT

THIS OFFICE LEASE AGREEMENT (this "Lease") is entered into as of June 1, 2007, by and between GAMI, LLC, a Florida corporation ("Landlord"), and Organa Technologies Group, Inc., a Delaware corporation ("Tenant").

WITNESSETH:

WHEREAS, Landlord will be the owner of that certain office building located at 2910 Bush Drive, Melbourne, FL 32935 (the "Building"), which will be located on the land described on the attached Exhibit B (the "Land"); and,

WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Building Space as set forth in this Lease.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. **Leased Premises**. Landlord, in consideration of the Rent (as defined below) and the obligations of Tenant under this Lease, leases a portion of the Building and other surrounding property described on the attached Exhibit A (the "Leased Premises") to Tenant and Tenant leases the Leased Premises from Landlord, subject to the terms of this Lease.

2. **Lease Term; Extension Option**. The "Lease Term" (herein so called) shall commence on June 1, 2007 (the "Commencement Date"), and expire on the fifth anniversary of the Commencement Date (the "Expiration Date"). Landlord and Tenant further agree that Tenant shall have the option to extend the Lease Term for two additional five year periods pursuant to the following terms and conditions:

   (a) If Tenant is not in default under this Lease at the time of the exercise of either "Extension Option" (herein so called) or at the commencement of either of the extended Lease Terms, Tenant may extend the Lease Term for two extension terms of one year each (each, an "Extension Term") commencing on the next day after the Expiration Date of the initial Lease Term or the first Extension Term, as applicable, by giving Landlord a written extension notice (the "Extension Notice") at least 30 days, but not more than 90 days, prior to such Expiration Date (the "Extension Notice Period"). If Tenant gives an Extension Notice during the Extension Notice Period, then the Lease Term is extended for one year upon the same terms and conditions as are contained in this Lease. If Tenant does not give the Extension Notice during the Extension Notice Period, then this Extension Option shall expire automatically on the next day after the last day of the Extension Notice Period.

   b) If the Lease Term is extended under this Section 2, Landlord shall prepare, and Landlord and Tenant shall execute and deliver, an amendment to this Lease

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extending the Lease Term for the Extension Term, in form and content reasonably satisfactory to Landlord.

3. **<u>Acceptance of Leased Premises</u>.** Tenant's occupancy of the Leased Premises is conclusive evidence that Tenant: (i) accepts the Leased Premises as suitable for the purposes for which they are leased; (ii) accepts the Leased Premises and the Building as being in a good and satisfactory condition; and (iii) waives any defects in the Leased Premises and the Building.

4. **<u>Rent; Rent Payments</u>.**

(a) Tenant agrees to pay Landlord as "<u>Rent</u>" (herein so called) for the Leased Premises the sum of $48,000.00 dollars per year, payable in monthly installments in the amount of $4,000.00 as provided below.

(b) The first installment of Rent is payable by Tenant on the Commencement Date. Subsequent installments of Rent are payable by Tenant in advance on the first day of each calendar month during the Lease Term beginning on the first day of the first full calendar month after the Commencement Date. Rent for any partial calendar month shall be prorated on a per diem basis.

(c) All Rent is payable by Tenant at the times and in the amounts specified in this Lease in legal tender of the United States of America to Landlord at the following address or to any other person or at any other address as Landlord may from time to time designate by notice to Tenant:

<u>GAMI, LLC</u>
<u>6055 Anello Drive</u>
<u>Melbourne, Florida 32940</u>
Attention: <u>Accounts Receivable</u>

(d) Rent is payable by Tenant without notice, demand, abatement, deduction, or set off, except as expressly set forth in this Lease. Tenant's obligation to pay Rent is independent of any obligation of Landlord under this Lease. If any installment of Rent is not paid within 10 days after it is due, Tenant shall pay a late charge in an amount equal to $10.00 per calendar day until Tenant pays the delinquent installment of Rent. Tenant agrees that any such late charge(s) shall be additional Rent under this Lease and failure to pay such late charge(s) shall be treated in the same manner as failure to pay Rent. Tenant further agrees that any Rent check tendered by Tenant for payment of Rent that is returned for insufficient funds by Tenant's bank shall be treated in the same manner as failure to pay Rent and the late charge of $10.00 per calendar day shall commence on the tenth day following the day the Rent was first due and payable; moreover, Tenant shall immediately make the required Rent payment to Landlord in good funds, and Tenant shall also pay to Landlord an additional fee of $50.00 to compensate Landlord for its expense and effort in connection with the dishonored check.

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5. **Use and Occupancy.**

(a) The Leased Premises may be used and occupied by Tenant only for general business offices and incidental uses and for no other purpose without Landlord's prior consent. Tenant shall use and maintain the Leased Premises in a clean, safe and proper manner and shall comply with all laws, ordinances, orders, rules and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Leased Premises and the Building, including, without limitation, all applicable existing and future environmental laws and the provisions of the Americans With Disabilities Act and any similar existing or future law, rule or regulation relating to access by disabled persons to the Leased Premises or the Building (collectively, the "Access Laws") (those laws, ordinances, orders, rules, decisions, and regulations, together with the Access Laws, being referred to collectively herein as "Applicable Laws").

(b) Tenant may not commit waste or permit waste to be committed or cause or permit any nuisance on or in the Leased Premises or the Building. Tenant shall pay Landlord on demand as additional Rent for any damage to the Leased Premises or to any other part of the Building caused by any negligence or willful act or any misuse or abuse (whether or not the misuse or abuse results from negligence or willful acts) by Tenant or any other person (except Landlord) not prohibited by Tenant from entering upon the Leased Premises.

(c) Tenant may not use or allow the Leased Premises to be used for any purpose prohibited by any Applicable Law and/or Association, or for any purpose which is illegal, violates building codes or state or federal statutes or regulations, or city ordinances applicable to the Building.

(d) Tenant may not use or allow or permit the Leased Premises to be used in any way or for any purpose that Landlord deems to render the Building uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Florida or to render void or voidable any insurance on the Building.

6. **Utilities; Services by Landlord; Service Interruptions.**

(a) Landlord agrees to cause to be provided to the Leased Premises the facilities necessary to supply water, gas, electricity, telephone service, sewerage service and trash collection.

(b) Tenant shall promptly pay their pro-rata charges for such services for the Leased Premises.

(c) Landlord shall not be liable for any interruption in utility services; provided, however, that Landlord shall use good faith, reasonable efforts to remedy any such interruptions in utility services.

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(d) To determine pro-rata shares of services, the cost will be divided by the total number of square feet of the building and then multiplied by the total number of square feet leased by the Tenant.

(e) In the event the Tenant wishes to participate in other ancillary services offered by the Landlord for its Tenants, each service will be negotiated separately and an addendum will be attached to the Contract.

7. **Tenant's Responsibility for Taxes and Other Real Estate Charges.**

(a) Tenant shall be liable for all taxes levied against personal property (including, without limitation, furniture, fixtures and equipment) and trade fixtures placed by Tenant in the Leased Premises. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property (including, without limitation, furniture, fixtures and equipment) and trade fixtures placed by Tenant in the Leased Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder. Tenant hereby agrees that all payments pursuant to this Section shall be paid by Tenant, at its sole cost and expense, directly to the appropriate taxing authorities at least 10 days prior to the date such payments are due.

8. **Insurance; Liability for Insurance Expenses.**

(a) Landlord shall maintain, at its sole cost and expense, comprehensive general liability insurance and fire and extended coverage insurance on the Building, in such amounts as Landlord may desire (plus whatever endorsements or special coverage which Landlord, in Landlord's sole discretion, may consider appropriate).

(b) Tenant shall maintain and keep in effect at all times during the Lease Term, at its sole cost and expense, a policy or policies of comprehensive general liability insurance with the premium therein fully paid in advance, issued by an insurance company acceptable to Landlord, and naming Landlord as an additional insured party thereunder, such insurance to afford commercially reasonable minimum protection. In addition, Tenant shall maintain and keep in effect at all times during the Lease Term, at its sole cost and expense, shall maintain and keep in effect a policy or policies of fire and extended coverage insurance on all of Tenant's property for its full insurable value. Tenant shall furnish to Landlord, from time to time upon request, certified or duplicate copies of all insurance policies required to be maintained by Tenant hereunder.

9. **Furniture, Fixtures and Personal Property**. All furniture, movable trade fixtures, and equipment installed by or on behalf of Tenant not attached to the Leased Premises remains the property of Tenant and may be removed by Tenant at its sole risk and expense at the termination of this Lease, but may not be removed prior to the termination of this Lease without Landlord's prior consent. Any removal of Tenant's property must be accomplished in a good and workmanlike manner so as not to damage the Leased Premises or the Building. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Leased Premises or the Building caused by any removal. All furniture, movable trade fixtures, and equipment installed by Tenant not removed within 30 days after termination of the Lease are conclusively presumed to be abandoned by Tenant. Landlord may, at its option, take the possession of the property (including any special use improvements) and either (1) declare it to be the property of Landlord by notice to Tenant or (2) at the sole risk and expense of Tenant and without payment of any compensation to Tenant, remove it or any part thereof in any manner that Landlord chooses and store, sell, or otherwise dispose of it without incurring liability to Tenant or any other person. All amounts payable to Landlord under this Section 9 plus interest at the Interest Rate from date of payment by Landlord until paid by Tenant are due on demand as additional Rent. Upon request of Landlord, Tenant shall prior to the termination of this Lease also remove, at its sole risk and expense, any and all alterations, additions, fixtures, equipment and property placed or installed by it in the Leased Premises and will repair any damage caused by such removal at its sole cost and expense.

10. **Fire or other Casualty**.

(a) If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. If the Building is so damaged by fire or other casualty that substantial alteration or reconstruction of the Building is, in Landlord's sole opinion, required (whether or not the Leased Premises are damaged) or if any mortgagee under a mortgage or deed of trust covering the Building requires that the insurance proceeds payable as a result of the fire or other casualty be used to retire the mortgage debt, Landlord may, at its sole option, terminate this Lease by giving Tenant notice of termination within 90 days after the date of the damage. If Landlord terminates this Lease under this Section, the Rent shall abate as of the date of the damage.

(b) If Landlord does not elect to terminate this Lease, Landlord shall within 90 days after the date of the damage commence to repair and restore the Building (except that Landlord is not responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the casualty. Upon such damage, Tenant shall assign to Landlord (or Landlord's designee) all insurance proceeds payable to Tenant with respect to the Building under the property insurance required pursuant to Section 8(b), and Landlord shall repair and replace the improvements and alterations installed in the Leased Premises. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from casualty damage or the repairs (including any inconvenience, annoyance, or injury resulting solely or in part from negligence of Landlord); provided that, during the time and to the extent the Leased Premises are unfit for occupancy, Landlord shall either furnish Tenant with comparable office space at

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prevailing market rates or a fair diminution of Rent, the choice of which is at Landlord's sole discretion.

(c) If the damages are caused by the negligence or willful misconduct of Tenant or any employee, agent or invitee of Tenant, Rent shall not abate and Tenant shall pay to Landlord on demand as additional Rent any damages in excess of the amount paid by insurance proceeds received by Landlord.

11. **Condemnation**.

(a) If all or substantially all of the Building is taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the portion of the Building is taken by the condemning authority. If less than all or substantially all of the Building is taken or sold, Landlord (whether or not the Leased Premises are affected) may terminate this Lease by giving notice to Tenant within 90 days after the right of election accrues, in which event this Lease terminates as of the date when physical possession of the portion of the Building is taken by the condemning authority.

(b) If this Lease is not terminated upon any taking or sale of less than all or substantially all of the Building:

(1) the Rent shall be reduced by an amount representing that part of the Rent properly allocable to the portion of the Leased Premises taken or sold; and

(2) Landlord shall, at Landlord's sole expense, restore the Building to substantially its former condition to the extent reasonably deemed feasible by Landlord, but:

(i) Landlord's restoration obligation does not exceed the scope of the work done in originally constructing the Building and installing standard improvements in the Leased Premises;

(ii) Landlord shall not be required to spend for the work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts going to the mortgagee of the property taken) for the part of the Building so taken; and

(iii) Landlord is entitled to receive all of the compensation awarded upon a taking of any part or all of the Building, including any award for the value of the unexpired Lease Term. Tenant is not entitled to and expressly waives all claim to any compensation; except that Tenant is entitled to receive any award for damages to improvements to the Leased Premises installed by Tenant and not paid for by Landlord.

12. **Liability and Indemnity.**

(a) Tenant shall indemnify, defend, and hold Landlord, its employees, agents, and invitees harmless from all fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (collectively, "Claims"), **INCLUDING THOSE CLAIMS RESULTING FROM THE NEGLIGENCE OF LANDLORD, ITS EMPLOYEES, AGENTS AND INVITEES**, arising out of or relating (directly or indirectly) to this Lease, the tenancy created under this Lease or the Leased Premises, including, without limitation:

(1) any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, whether before or during the Lease Term or after its expiration or earlier termination;

(2) any act, omission, negligence, or misconduct of any Tenant or any of Tenant's employees, agents, customers or invitees or of any other person entering upon the Leased Premises under or with the express or implied invitation or permission of Tenant;

(3) any alterations, activities, work, or things done, permitted, allowed, or suffered by Tenant or any of Tenant's employees, agents, customers or invitees in, at, or about the Leased Premises or the Building, including the violation by Tenant or any of Tenant's employees, agents, customers or invitees of any law, ordinance, or governmental order of any kind; and

(4) the occupancy or use by any Tenant or any of Tenant's employees, agents, customers or invitees of the Leased Premises or the Building.

(b) Tenant shall indemnify, defend, and hold Landlord, its employees, agents, and invitees harmless from any Claim for damage to the Tenant Improvements or Tenant's personal property, fixtures, furniture, and equipment in the Leased premises **(INCLUDING THOSE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD, ITS EMPLOYEES, AGENTS AND INVITEES)**, to the extent that the damage is covered by property insurance (including any deductible) that Tenant is required to carry under this Lease (or would have been covered had Tenant carried the insurance required under Section 8(b) of this Lease).

(c) If Landlord and/or any of its employees, agents, and invitees is made a party to any litigation commenced against Tenant and/or any of its employees, agents, and invitees or relating to this Lease or to the Leased Premises, then Tenant shall pay all costs and expenses, including attorneys' fees, court costs, and expenses incurred by or imposed upon such Landlord party by virtue of the litigation. The amount of all costs and expenses, including attorneys' fees, court costs, and expenses is a demand obligation payable by Tenant to Landlord as additional Rent bearing interest at the Interest Rate from the date of payment by Landlord until paid by Tenant.

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(d) The liability of Landlord to Tenant and/or any of its employees, agents and invitees for any default, indemnity by, or other obligation or liability of Landlord under this Lease is limited to the interest of Landlord in the Building.

(e) The provisions of this Section shall survive the expiration or earlier termination of this Lease.

(f) The indemnification provisions of this Section shall not be construed or interpreted as in any way restricting, limiting or modifying Tenant's insurance or other obligations under this Lease and is independent of Tenant's insurance and other obligations under this Lease.

13. **Defaults by Tenant**. The following shall be "Events of Default" (herein so called) by Tenant under this Lease:

(a) Tenant fails to pay any Rent when due and the failure continues for a period of 10 days.

(b) Tenant fails to comply with any of the terms of this Lease, other than the payment of Rent, and does not cure the failure within 20 days after Landlord delivers notice of the failure to Tenant.

(c) Tenant becomes insolvent, makes a transfer in fraud of creditors, commits any act of bankruptcy, makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they become due.

(d) Tenant files a petition under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant is adjudged bankrupt or insolvent in proceedings filed against Tenant, or a petition or answer proposing the adjudication of Tenant as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law is filed in any court and the petition or answer is not discharged or denied within 90 days after filing.

(e) A receiver or trustee is appointed for all or substantially all of the assets of Tenant or of the Leased Premises or of any of Tenant's property located therein in any proceeding brought by Tenant, or any receiver or trustee is appointed in any proceeding brought against Tenant and is not discharged within 90 days after appointment or Tenant shall consent to or acquiesce in the appointment.

(f) Tenant is dissolved or liquidates.

(g) Tenant's leasehold estate is taken on execution or other process of law in any action against Tenant.

(h) Tenant vacates or abandons the Leased Premises.

(i) Tenant does or permits to be done anything which creates a lien upon the Leased Premises or the Building.

14. **Remedies**. If an Event of Default occurs, Landlord may then or any time thereafter while the Event of Default continues and without any further notice or opportunity to cure except as expressly set forth in this Section pursue any one or more of the following remedies:

(a) Terminate this Lease (without terminating Tenant's obligation to pay Rent for the balance of the Lease Term) by giving notice to Tenant, in which event Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to surrender the Leased Premises, Landlord may, without prejudice to any other remedy it has for possession or arrearages in Rent, take possession of the Leased Premises and expel or remove Tenant and any other person occupying the Leased Premises without being liable for prosecution or any claim of damages. Tenant shall pay to Landlord on demand as additional Rent the amount of all loss and damage Landlord suffers by reason of the termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.

(b) Take possession of the Leased Premises and remove Tenant or any other person occupying the Leased Premises without having any civil or criminal liability and without terminating this Lease. Landlord may (but is under no obligation, except as required by Applicable Laws, to) re-let the Leased Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for a term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the Lease Term) and on conditions (which may include concessions or free rent) and for uses as Landlord in its sole discretion may determine. Tenant shall pay Landlord on demand as additional Rent all reasonable expenses necessary to re-let the Leased Premises.

(c) Enter upon the Leased Premises without having any civil or criminal liability and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall reimburse Landlord on demand as additional Rent for any expenses Landlord incurs in performing Tenant's obligations under this Lease, together with interest at the Interest Rate from the date incurred until repaid by Tenant. Landlord is not liable for any damages resulting to Tenant from the actions or omissions of Landlord and/or any of its employees, agents and invitees in performing Tenant's obligations, whether caused by the negligence of Landlord and/or any of its employees, agents, and invitees or otherwise.

(d) Interrupt or cause the interruption of any utility service serving the Leased Premises, remove, alter, or change any door, window or other means of entry to the Leased Premises, or any lock, latch, hinge, hinge pin, doorknob or other mechanism connected to any door, window or other means of entry to the Leased Premises, and intentionally prevent Tenant from entering the Leased Premises without resort to judicial process.

(e) Terminate this Lease and forthwith repossess the Leased Premises and remove all persons or property therefrom, and be entitled to recover forthwith as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises (including, without limitation, attorneys' fees and costs of suit), (ii) the cost as reasonably estimated by Landlord of any alterations of, or repairs to, the Leased Premises which are necessary or proper to prepare the same for reletting, (iii) the unpaid Rent owed at the time of termination, plus interest thereon from due date at the Interest Rate, (iv) the present value of the balance of the Rent for the remainder of the Term less the present value of the fair market rental value (and in computing the fair market rental value the factors taken into account shall include without limitation the market rental concessions and the time necessary to relet the Leased Premises) of the Leased Premises for said period (in each case using a discount rate of 8% per annum), and (v) any other sum of money and damages owed by Tenant to Landlord.

No repossession of or reentering all or any part of the Leased Premises and no re-letting of the Leased Premises or any part thereof, relieves Tenant of any liabilities or obligations under this Lease, all of which survive repossession or re-entering by Landlord. Each right and remedy of Landlord is cumulative and all other rights or remedies under this Lease or now or hereafter existing at law, in equity or by statute. In addition to other remedies provided in this Lease, Landlord is entitled, to the extent permitted by Applicable Laws, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the terms of this Lease, or to a decree compelling specific performance of the terms of this Lease.

15. **Attorney's Fees**. In the event Tenant shall default in the performance of any of the terms, covenants, agreements or conditions herein contained and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of possession of the Leased Premises in the hands of any attorney, or files suite upon the same, Tenant hereby agrees to pay Landlord an amount equal to any and all attorney's fees incurred by Landlord in connection therewith.

16. **Security Deposit**. No security deposit is required under this Lease.

17. **Mechanic's Liens**. Tenant may not cause or permit any mechanic's or materialman's lien to be placed upon Landlord's interest in the Building or the Leased Premises or any part thereof or against Landlord's interest under this Lease by any contractor, subcontractor, laborer, materialman or supplier performing any labor or furnishing any materials to Tenant for any improvement, alteration, or repair of or to the Leased Premises, the Building, or any part thereof. If any lien is filed on Landlord's interest or Tenant's interest in the Leased Premises, Tenant shall cause the same to be discharged of record within 20 days after filing. If Tenant does not discharge the lien within such 20-day period, then, in addition to any other right or remedy of Landlord, Landlord may, but is not obligated to, discharge the lien by paying the amount claimed to be due or by procuring the discharge of the lien by deposit in court or bonding. Any amount paid by Landlord relating to any lien not caused by Landlord or its employees or agents, and all reasonable legal and other expenses of Landlord, including reasonable attorneys' fees, in defending any action or in procuring the discharge of any lien, with interest thereon at the Interest Rate from date of payment by Landlord until paid by Tenant, is payable by Tenant to Landlord on demand as additional Rent.

18. **Assignment by Landlord**. Landlord reserves the right, exercisable without notice and without liability to, and without consent of, Tenant for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of Rent, to transfer, assign, or convey, in whole or in part, the Building and Landlord's rights under this Lease. If Landlord transfers, assigns, or conveys its rights under this Lease, Landlord shall be thereafter released from any further obligations under this Lease and Tenant shall look solely to the successor in interest of Landlord for performance of the obligations of "Landlord" under this Lease. The term "Landlord" shall mean only the owner from time to time of the Building or of a leasehold interest herein and/or the land thereunder, and in the event of the transfer of such owner of its title to the Building, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership of the Building.

19. **Surrender Upon Termination or Expiration; Holdover**.

(a) Upon the Expiration Date or any earlier termination of this Lease, Tenant shall: (1) surrender to Landlord possession of the Leased Premises in good repair and condition, reasonable wear and tear and damages or destruction by any insured casualty excepted, and (2) deliver to Landlord all keys to the Leased Premises. If Tenant does not immediately surrender possession, Landlord may enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises, or any part thereof, by force if necessary, without having any civil or criminal liability therefor.

(b) If Tenant or any of its successors in interest continues to hold any part of the Leased Premises after the termination of this Lease, the holding over is a tenancy at sufferance at a monthly rental equal to 150% of the monthly Rent payable at the time of termination, plus the payment of all other Rent payable under this Lease. While Tenant or its successor continues to hold the Leased Premises after the termination of this Lease, the tenancy is subject to all terms of this Lease. Landlord shall have the right to terminate such tenancy at any time at will upon 10 days' prior notice to Tenant.

20. **No Implied Waiver**. The failure of Landlord or Tenant to insist at any time upon the strict performance of any of the terms of this Lease or to exercise any option, right, power or remedy contained in this Lease is not a waiver of the right or remedy for the future. The waiver of any breach of this Lease or violation of the rules and regulations of the Building, as promulgated by Landlord from time to time, does not prevent a subsequent act, which would have originally constituted a breach or violation, from having all the force and effect of an original breach or violation. No express waiver affects any terms other than the ones specified in the waiver and those only for the time and in the manner specifically stated. Acceptance by Landlord of any Rent after the breach of any of the terms of this Lease or violation of any rule or regulation is not a waiver of the breach or violation or the right to

collect applicable late charges and interest, and no waiver by Landlord of any of the terms of this Lease is effective unless expressed in writing and signed by Landlord.

21. **Estoppel Certificate**. At Landlord's request, from time to time, Tenant will execute an estoppel certificate addressed to such person or entity as Landlord may designate stating (a) whether or not this Lease is in full force and effect; (b) whether or not this Lease has been amended and certifying as to copies of such amendments, if any; (c) whether or not there are any existing Events of Default under this Lease to the knowledge of Tenant and specifying the nature of such Events of Default, if any; (d) that Tenant will not amend, terminate or make prepayment of more than one month's Rent under this Lease; and (3) such other matters as may be reasonably requested by Landlord.

22. **Waiver of Subrogation**. Each party waives all claims that arise or may arise in its favor against the other party, or anyone claiming through or under them, by way of subrogation or otherwise, during the Lease Term or any extension or renewal thereof, for all losses of, or damage to, any of its property (whether or not the loss or damage is caused by the fault or negligence of the other party or anyone for whom the other party is responsible), which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that the loss or damage is recovered under the insurance policies. These waivers are in addition to, and not in limitation of, any other waiver or release in this Lease with respect to any loss or damage to property of the parties. Since these mutual waivers preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party shall immediately give each insurance company issuing to it policies of fire and extended coverage insurance written notice of the terms of these mutual waivers, and have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverage by reason of these waivers.

23. **Notice of Landlord's Default**. If any act or omission by Landlord occurs that would give Tenant the right to damages from Landlord or the right to terminate this Lease due to constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant may not sue for damages or exercise any other right or remedy under this Lease until (a) it gives notice of the act or omission to Landlord and Landlord's first mortgagee, or ground, primary, or master lessor, if any, and (b) a reasonable period of time for remedying the act or omission elapses following the giving of the notice, during which time Landlord, its agents, employees, first mortgagee or ground, primary, or master lessor, are entitled to enter the Leased Premises and cure the act or omission.

24. **Notices**. All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective:

(a) on the business day sent if (1) sent by telecopier prior to 5:00 p.m., E.S.T., (2) the sending telecopier generates a written confirmation of sending, and (3) a confirming copy is sent on the same business day by one of the other means specified below;

(b) the next business day after delivery on a business day to a nationally recognized overnight courier service for prepaid overnight delivery;

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(c) if orderly delivery of the mail is not then disrupted or threatened, in which event some method of delivery other than the mail must be used, three days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or

(d) upon receipt if delivered personally or by any method other than by telecopier (with written confirmation), nationally recognized overnight courier service or mail;

in each instance addressed to Landlord or Tenant, as the case may be, at the address specified below, or to any other address either party may designate by 10 days' prior notice to the other party.

Landlord:

GAMI, LLC
6055 Anello Drive
Melbourne, FL 32940

Tenant:

Organa Technologies Group, Inc.
1900 S. Harbor City Blvd, Suite 315
Melbourne, Florida 32901

25. **Repairs by Landlord**. Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the Lease Term, except such repairs as may be required by normal maintenance operations, which shall include repairs to driveways, sidewalks and to the exterior walls, weight bearing elements, corridors, roof and other structural elements of the Building, and such additional maintenance as may be necessary because of damages by persons other the Tenant, its agents, employees, invitees or visitors. Tenant shall promptly give Landlord written notice of any damage in the Leased Premises requiring repairs by Landlord hereunder.

26. **Repairs by Tenant**. At its sole cost and expense, Tenant shall repair or replace any damage or injury done to the Building, the Leased Premises or any part thereof, (except by ordinary wear and tear) caused by Tenant or Tenant's agents, employees, invitees or visitors; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay the cost thereof to Landlord as additional Rent on demand. Tenant further agrees, at Tenant's sole cost and expense, to make any improvements or repairs of any kind or character on the Leased Premises that is not the responsibility of Landlord and to maintain and keep the interior of the Leased Premises in good and tenantable condition and repair, including, but not limited to, any damage caused by water, whether by leakage or otherwise. Tenant shall be responsible for routine maintenance of the Leased Premises including, but not limited to, window washing, pest control, janitorial, upkeep of interior of the Leased Premises, upkeep of air conditioning and heating equipment, replacement of light tubes, light fixtures and ceiling tiles. Tenant shall also be responsible for and replace, at its sole cost and expense, any broken glass which is part of the Leased Premises.

27. **Care of the Leased Premises**. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up said leased Premises to Landlord in as good condition as at the date of possession by Tenant, ordinary wear and tear alone excepted. Upon the termination of this Lease, (a) Tenant must leave the Leased Premises in a clean condition, and in the event that Tenant does not do so, it is agreed that Landlord may cause the Leased Premises to be cleaned and any and all cleaning costs incurred by Landlord shall be billed to Tenant, and (b) Landlord shall have the right to reenter and resume possession of the Leased Premises.

28. **Assignment and Subletting**. Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Leased Premises, or sublease all or any portion of the Leased Premises, or allow any other person or entity (except Tenant's authorized representative) to occupy or use all of any part of the Leased Premises without first obtaining Landlord's express written consent; provided, however, that a change in ownership of Tenant effected through a merger, consolidation, reorganization or the acquisition of, or the right to vote, stock of Tenant constituting more than 50% of the total combined voting power of all classes of Tenant's capital stock issued and entitled to vote for the election of directors, shall not be deemed to be an assignment or sublease for purposes of this Lease. Any assignment, encumbrance or sublease without Landlord's express written consent shall be voidable and, at Landlord's election, shall constitute an Event of Default hereunder.

29. **Alterations, Additions, Improvements**.

(a) Tenant may make reasonable alterations, additions and improvements to the Leased Premises to carry out its business. All alterations, additions and improvements made to, or fixtures or other improvements placed in or upon, the Leased Premises, whether temporary or permanent in character, by either party (except only Tenant's movable trade fixtures, office furniture, and equipment) are a part of the Building and are the property of Landlord when they are placed in the Leased Premises without compensation to Tenant.

(b) All alterations and improvements by Tenant must comply with all Applicable Laws. Tenant and its consultants must coordinate any alterations or additions relating to compliance with Access Laws with Landlord in preparing the plans and specifications and construction documents. If Tenant's use of or alterations or additions to the Leased Premises cause Landlord to make any alterations or improvements to the Project to comply with the provisions of Access Laws, Tenant shall reimburse Landlord for the cost of the alterations or improvements upon demand as additional Rent. Neither Landlord's approval of Tenant's plans and specifications for the alterations or improvements nor Landlord's acceptance of Tenant's as-built plans is a confirmation or agreement by Landlord that the improvements and alterations comply with Applicable Laws.

30. **Compliance With Rules and Regulations**. Tenant shall comply with all reasonable rules and regulations applying to all tenants in the Building as may be promulgated by Landlord from time to time for the safety, care, protection and cleanliness of the Building and adjacent parking areas and facilities, and the preservation of good order therein. Landlord shall have

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the right at all times to change such rules and regulations or to amend them in any reasonable manner as may be deemed advisable by Landlord. All such rules and regulations and any changes or amendments thereto shall become a part of this Lease upon delivery of a copy thereof to Tenant and shall be thereafter strictly and faithfully carried out and observed by Tenant.

31. **Entry For Repairs and Inspection**. Tenant shall permit Landlord, its officers, agents and representatives to enter into and upon any part of the Leased Premises at all reasonable hours and upon reasonable advance notice to inspect, clean, make repairs, alterations and additions to the Building or the Leased Premises, as Landlord may deem necessary or desirable, or to provide any service which it is obligated to furnish Tenant, and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof.

32. **Parking Areas and Facilities**. All parking areas, driveways, entrances and exits thereto and other facilities furnished by Landlord for the general use, in common, of tenants, their officers, agents, employees, invitees, licensees, visitors and customers, shall be at all times subject to the exclusive control and management of Landlord; provided that Tenants, its officers, agents, employees, invitees, licensees, visitors and customers shall be permitted to such parking areas, driveways, entrances and exits thereto and other facilities furnished by Landlord, and may use any unreserved stalls that are available, on a first-come, first-served basis, in all areas of the parking facilities contained on the Land.

33. **Subordination**.

(a) This Lease and all rights of Tenant under this Lease are subject and subordinate to:

(1) any mortgage or deed of trust secured by a first lien against the Building;

(2) all increases, renewals, modifications, consolidations, replacements, and extensions of any first lien mortgage or deed of trust;

(3) all ground, primary, or master leases now or hereafter affecting the Building or any portion thereof; and

(4) all leases, restrictions, easements, and encumbrances recorded in the real property records to the extent they validly affect the Building.

Tenant shall, upon demand at any time or times, execute, acknowledge and deliver to Landlord, or to Landlord's first mortgagee or any lessor, any instruments that may be necessary or proper to more effectively effect or evidence this subordination to any first mortgage, first deed of trust, or ground, primary, or master lease.

(b) If any first mortgage or first deed of trust against the Building is foreclosed, or if any ground, primary, or master lease is terminated, Tenant shall, upon request by the purchaser at the foreclosure sale or the lessor under any ground, primary or master lease:

(1) attorn to the purchaser or lessor and recognize the purchaser or lessor as "Landlord" under this Lease; and

(2) execute, acknowledge, and deliver to the purchaser or lessor an instrument in appropriate form acknowledging the attornment.

(c) Notwithstanding the foregoing, any such first mortgagee or holder of a first deed of trust or lessor under a ground, primary, or master lease shall have the right, unilaterally, at any time to fully or partially subordinate any such mortgage, deed of trust, or ground, primary or master lease or other security instruments to this Lease on such terms and subject to such conditions as such first mortgagee or ground, primary or master lessor may consider appropriate in its sole discretion. Upon request, Tenant shall execute an instrument confirming any such full or partial subordination.

34. **Entire Agreement; Amendments**. This Lease contains the entire agreement between the parties hereto. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated in this Lease. No act or omission of any employee or agent of Landlord may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

35. **Severability**. Each of the terms of this Lease is, and must be construed to be, separate and independent. If any of the terms of this Lease or its application to any person or circumstances is to any extent invalid and unenforceable, the remainder of this Lease, or the application of that term to persons or circumstances other than those as to which it is invalid or unenforceable, are not affected thereby.

36. **Force Majeure**. When this Lease prescribes a period of time for action to be taken by Landlord, Landlord is not liable or responsible for, and there is excluded from the computation for the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of Landlord.

37. **Brokerage; Mutual Indemnities**.

(a) Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent claiming by, through, or under Tenant with respect to this Lease or any renewal or extension or with respect to any expansion of the Leased Premises.

(b) Landlord warrants that it has had no dealings with any broker or agent in connection with the negotiations or execution of this Lease. Landlord shall indemnify, defend, and hold Tenant harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent

claiming by, through or under Landlord with respect to this Lease or any renewal or extension or with respect to any expansion of the Leased Premises.

38. **Binding Effect**. All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and, to the extent assignment is permitted, assigns of Landlord and Tenant.

39. **Exhibits**. The following exhibits are attached to and made a part of this Lease:

(a) **Exhibit "A"** - The Leased Premises

(b) **Exhibit "B"** - The Land

40. **Counterparts**. This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

41. **Disclaimer**. Landlord expressly disclaims any warranty of habitability or fitness for a particular purpose which may otherwise arise by operation of Applicable Laws. Landlord does not warrant that the Leased Premises are habitable or fit for living, or that there are no latent defect(s) in the Building that will render the Leased Premises unsafe, unsanitary, or otherwise unfit. Tenant expressly agrees to lease the Leased Premises in its "AS IS, WHERE IS" condition, WITH ALL FAULTS, whether habitable or not, and expressly waives any and all implied warranties of habitability or fitness for a particular purpose.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease to be effective as of the day and year first above written.

LANDLORD:

GAMI, LLC

By: [signature]
Name: MICHAEL W. HAWKINS
Title: MANAGING MEMBER

TENANT:

Organa Technologies Group, Inc.

By: Gina L. Bennett
Name: Gina Bennett
Title: Chief Executive Officer

Exhibit "A"

The Leased Premises

Exhibit "B"

The Land

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 08:46 AM 12/17/2002
020774207 - 3604185

CERTIFICATE OF INCORPORATION

OF

INTEGRITY MESSENGER CORPORATION

Pursuant to Sections 101 to 111 of the Delaware General Corporation Act, the undersigned corporation hereby submits the following Certificate of Incorporation.

ARTICLE FIRST

The name of the Corporation (the "Corporation") shall be:

Integrity Messenger Corporation

ARTICLE SECOND

REGISTERED OFFICE

The name and address of the registered agent of the Corporation in the State of Delaware is the Agents for Delaware Corporation, Inc., 15 Loockerman Street, City of Dover, Delaware, County of Kent. 19904.

ARTICLE THIRD

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOURTH

STOCK

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Seventy Million (70,000,000) shares, consisting of:

(a) Fifty Million (50,000,000) shares of Common Stock, par value $0.0001 per share;

(b) Twenty Million (20,000,000) shares of "blank check preferred stock" par value $0.0001 per share;

The designations, powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Common Stock and the Blank Check Preferred Stock are as follows:

A. COMMON STOCK

1. Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of Preferred Stock by this Certificate of Incorporation, the Common Stock shall have exclusive voting rights on all matters requiring a vote of stockholders, voting together with the holders of Preferred Stock, as one class.

2. Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders.

B. BLANK CHECK PREFERRED STOCK

1. Issuance. The blank check preferred stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the Board of Directors is expressly authorized, prior to issuance of any series of blank check preferred stock, to fic by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations, and restrictions of such series. Pursuant to the foregoing general authority vested in the Board of Directors, but not in the limitations of the powers conferred on the Board of Directors thereby and by the General Corporation Law of the State of Delaware, the Board of Directors is expressly authorized to determine with respect to each series of blank check preferred stock:

   1.1 The designation or designations of such series and the number of shares (which number from time to time may be decreased by the Board of Directors, but not below the number of shares then outstanding, or may be increased by the Board of Directors unless otherwise provided in creating such series) constituting such series;

   1.2 The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

   1.3 The rights and preferences, if any, of the holders of shares of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or

involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

1.4 The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights applied by law;

1.5 The times, terms, and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the holders of shares of such series shall be entitled to receive upon redemption (which amount may vary under different conditions or at different redemption rates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

1.6 The rights, if any, of holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

1.7 The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or any other class of shares of such series either as to dividends or upon liquidation, to the shares of such series;

1.8 The conditions or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a party with or prior to the shares of such series either as to dividends or upon liquidation; and

1.9 Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Certificate of Incorporation or the General Corporation Law of the State of Delaware as then in effect.

C. ISSUANCE OF CERTIFICATES. The Board of Directors shall have the authority to issue shares of the capital stock of the Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

ARTICLE FIFTH

DIRECTORS

The number of directors of the Corporation shall be such as from time to time shall be fixed in the manner provided in the By-laws of the Corporation. The election of directors of the Corporation need not be by ballot unless the By-laws so require. The initial board of directors shall serve from the time of incorporation of the Corporation until the first annual shareholders' meeting and shall be composed of the following persons:

NAME	ADDRESS
Christian Lee Rishel	350 Crossing Blvd #1103 Orange Park, FL 32073
Michael W. Hawkins	1435 Brook Drive Melbourne, FL 32935
Andrew Badolato	7820 South Holiday Drive Suite #320 Sarasota, FL 34231

ARTICLE SIXTH

LIMITATION ON LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporate Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE SEVENTH

POWERS OF BOARD OF DIRECTORS

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

1. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

   1.1 To make, alter, amend or repeal the By-laws in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation;

   1.2 Without the assent or vote of the stockholders, to authorize and issue securities and obligations of the Corporation, secured or unsecured, and to incude therein such provisions as to redemption, conversion or other terms thereof as the Board of Directors in its Sole discretion may determine, and to authorize the mortgaging or pledging, as security thereof, of any property of the Corporation, real or personal, including after-acquired property;

   1.3 To determine whether any, and if any, what part, of the net profits of the Corporation or of its surplus shall be declared in dividends and paid to the stockholders, and to direct and determine the use and disposition of any such net profits or such surplus; and

   1.4 To fix from time to time the amount of net profits of the Corporation or of its surplus to be reserved as working capital or for any other lawful purpose.

In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation, and of the By-laws of the Corporation.

2. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time in such manner as shall be provided in the By-laws of the Corporation.

3. From time to time any of the provisions of this Certificate of Incorporation may be altered, amended or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this paragraph (3).

ARTICLE EIGHTH

CREDITORS

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of

Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree on any compromise or arrangement and to any reorganization of the Corporation as the consequences of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE NINTH

INCORPORATOR

The name and mailing address of the incorporator is as follows:

NAME	ADDRESS
Michael W. Hawkins	1900 S. Harbor City Blvd Suite #341 Melbourne, FL 32901

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herewith stated are true, and I have accordingly hereunto set my hand this 10th day of December, 2002.

By: [signature]
Michael W. Hawkins

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

Integrity Messenger Corporation

A corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of

Integrity Messenger Corporation

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " 4 (FOUR) " so that, as amended, said Article shall be and read as follows:

> *The amount of the total authorized capital stock of this corporation is 100 Million shares, all of which will be common stock with "$0.0001 Par Value"*

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Integrity Messenger Corporation has caused this certificate to be signed by

Michael W. Hawkins, an Authorized Officer, this 13th day of January, 2004.

BY: (Signature)

TITLE OF OFFICER: Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:34 AM 01/14/2004
FILED 11:34 AM 01/14/2004
SRV 040027869 - 3604185 FILE

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:30 AM 06/03/2005
FILED 11:30 AM 06/03/2005
SRV 050465872 - 3604185 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of INTEGRITY MESSENGER CORPORATION resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "IV" so that, as amended, said Article shall be and read as follows:

SEE ATTACHMENT

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 3 day of JUNE, 20 05.

By: [signature]
Authorized Officer

Title: PRESIDENT

Name: CHRISTIAN RISHEL
Print or Type

CERTIFICATE OF AMENDMENT

of the

ARTICLES OF INCORPORATION

OF

INTEGRITY MESSENGER CORPORATION

1. These Articles of Amendment amend the Certificate of Incorporation of Integrity Messenger Corporation, (the "Company"), as amended and as filed with the Secretary of State of the State of Delaware on the 17th day of December, 2002. These Articles of Amendment were adopted by the Board of Directors of the Company, pursuant to unanimous written consent of the directors of the Company on January 15, 2005, pursuant to Sections 101 to 111 of the Delaware General Corporation Act ("DCGA").

2. These Articles of Amendment were adopted by the Board of Directors of the Company and approved by shareholders owning a majority of the Corporation's outstanding stock, pursuant to Section 242 (b) (i) of the DCGA.

3. The Certificate of Incorporation, as amended, is hereby amended by replacing Article Fourth - STOCK with the respective title below; to read as follows:

ARTICLE IV
CAPITALIZATION

The total number of shares the Corporation is authorized to issue is Five Hundred Million (500,000,000) shares consisting of:

(a) 450,000,000 shares of common stock, $0.0001 par value per share ("Common Stock");

(b) 50,000,000 shares of blank check preferred stock, $0.0001 par value per share ("Blank Check Preferred Stock");

The designations, powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations, and restrictions thereof in respect of the Common Stock and the Blank Check Preferred Stock are as follows:

A. COMMON STOCK

1. Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Blank Check Preferred Stock by the board of Directors (the "BOD"), the Common Stock shall have exclusive voting rights on all matters requiring a vote of

shareholders (the "Shareholders"), voting together with the holders of the Blank Check Preferred Stock, as one class.

2. Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Blank Check Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of Shareholders.

B. BLANK CHECK PREFERRED STOCK

1. Issuance. The Blank Check Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the BOD is expressly authorized, prior to issuance of any series of Blank Check Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the BOD, but not in limitation of the powers conferred on the BOD thereby and by the DCGA, the BOD is expressly authorized to determine with respect to each series of Blank Check Preferred Stock:

1.1 The designation or designations of such series and the number of shares (which number from time to time may be decreased by the BOD, but not below the number of such shares then outstanding, or may be increased by the BOD unless otherwise provided in creating such series) constituting such series;

1.2 The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

1.3 The rights and preferences, if any, of the Shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

1.4 The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

1.5 The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the Shareholders of such series shall be

entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

1.6 The rights, if any, of Shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

1.7 The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

1.8 The conditions or restrictions, if any, upon the issue of any of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

1.9 Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Article of Incorporation or the DCGA as then in effect.

C. ISSUANCE OF CERTIFICATES

The BOD shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

IN WITNESS, the undersigned Chairman of the Board and the Secretary of this Corporation had executed these Articles of Amendment, as of this 15th day of January, 2005.

By: [signature]

Name: Christian Rishel
Title: Chairman of the Board and Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:00 AM 10/05/2005
FILED 11:00 AM 10/05/2005
SRV 050816541 - 3604185 FILE

CERTIFICATE OF AMENDMENT

of the

ARTICLES OF INCORPORATION

OF

INTEGRITY MESSENGER CORPORATION

1. These Articles of Amendment amend the Certificate of Incorporation of Integrity Messenger Corporation, (the "Company"), as amended and as filed with the Secretary of State of the State of Delaware on the 17th day of December, 2002. These Articles of Amendment were adopted by the Board of Directors of the Company, pursuant to unanimous written consent of the directors of the Company on May 15, 2005, pursuant to Sections 101 to 111 of the Delaware General Corporation Act ("DCGA").

2. These Articles of Amendment were adopted by the Board of Directors of the Company and approved by shareholders owning a majority of the Corporation's outstanding stock, pursuant to Section 242 (b) (i) of the DCGA.

3. The Certificate of Incorporation, as amended, is hereby amended by replacing Article Fourth - STOCK with the respective title below; to read as follows:

ARTICLE IV
CAPITALIZATION

The total number of shares the Corporation is authorized to issue is Nine Hundred Fifty Million (950,000,000) shares consisting of:

(a) 900,000,000 shares of common stock, $0.0001 par value per share ("Common Stock");

(b) 50,000,000 shares of blank check preferred stock, $0.0001 par value per share ("Blank Check Preferred Stock");

The designations, powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations, and restrictions thereof in respect of the Common Stock and the Blank Check Preferred Stock are as follows:

A. COMMON STOCK

1. Voting. Except as otherwise expressly provided by law, and subject to the voting rights provided to the holders of the Blank Check Preferred Stock by the board of Directors (the "BOD"), the Common Stock shall have exclusive voting rights on all matters requiring a vote of

shareholders (the "Shareholders"), voting together with the holders of the Blank Check Preferred Stock, as one class.

2. Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same is paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Blank Check Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of Shareholders.

B. BLANK CHECK PREFERRED STOCK

1. Issuance. The Blank Check Preferred Stock may be issued from time to time in one or more series. Subject to the limitations set forth herein and any limitations prescribed by law, the BOD is expressly authorized, prior to issuance of any series of Blank Check Preferred Stock, to fix by resolution or resolutions providing for the issue of any series the number of shares included in such series and the designations, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series. Pursuant to the foregoing general authority vested in the BOD, but not in limitation of the powers conferred on the BOD thereby and by the DCGA, the BOD is expressly authorized to determine with respect to each series of Blank Check Preferred Stock:

1.1 The designation or designations of such series and the number of shares (which number from time to time may be decreased by the BOD, but not below the number of such shares then outstanding, or may be increased by the BOD unless otherwise provided in creating such series) constituting such series;

1.2 The rate or amount and times at which, and the preferences and conditions under which, dividends shall be payable on shares of such series, the status of such dividends as cumulative or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such shares as participating or nonparticipating after the payment of dividends as to which such shares are entitled to any preference;

1.3 The rights and preferences, if any, of the Shareholders of such series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which amount may vary depending upon whether such liquidation, dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and the status of the shares of such series as participating or nonparticipating after the satisfaction of any such rights and preferences;

1.4 The full or limited voting rights, if any, to be provided for shares of such series, in addition to the voting rights provided by law;

1.5 The times, terms and conditions, if any, upon which shares of such series shall be subject to redemption, including the amount the Shareholders of such series shall be

entitled to receive upon redemption (which amount may vary under different conditions or at different redemption dates) and the amount, terms, conditions and manner of operation of any purchase, retirement or sinking fund to be provided for the shares of such series;

1.6 The rights, if any, of Shareholders of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or of any other series of the same class, the prices or rates of conversion or exchange, and adjustments thereto, and any other terms and conditions applicable to such conversion or exchange;

1.7 The limitations, if any, applicable while such series is outstanding on the payment of dividends or making of distributions on, or the acquisition or redemption of, Common Stock or restrictions, if any, upon the issue of any additional shares (including additional shares of such series or any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

1.8 The conditions or restrictions, if any, upon the issue of any of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation; and

1.9 Any other relative powers, preferences and participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of shares of such series; in each case, so far as not inconsistent with the provisions of this Article of Incorporation or the DCGA as then in effect.

C. ISSUANCE OF CERTIFICATES

The BOD shall have the authority to issue shares of the capital stock of this Corporation and the certificates therefore subject to such transfer restrictions and other limitations as it may deem necessary to promote compliance with applicable federal and state securities laws, and to regulate the transfer thereof in such manner as may be calculated to promote such compliance or to further any other reasonable purpose.

IN WITNESS, the undersigned Chairman of the Board and the Secretary of this Corporation had executed these Articles of Amendment, as of this 15th day of May, 2005.

By: [signature]

Name: Christian Rishel

Title: Chairman of the Board and Secretary

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Integrity Messenger Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "I" so that, as amended, said Article shall be and read as follows:

Name Change from Integrity Messenger Corporation to Organa Technologies Group, Inc.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 6 day of April, 2006.

By: [signature]
Authorized Officer

Title: PRESIDENT

Name: CHRISTIAN RISHEL
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:44 PM 04/12/2006
FILED 03:44 PM 04/12/2006
SRV 060344769 - 3604185 FILE

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of ORGANA TECHNOLOGIES GROUP, INC.

resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered " ARTICLE IV and section (a) " so that, as amended, said Article shall be and read as follows:

The Corporation has completed a reverse split (100/1) of its common stock. The revised total number of shares the Corporation is authorized to issue is Fifty Nine Million (59,000,000) shares consisting of: (a) 9,000,000 shares of common stock, $0.0001 par value per share ("Common Stock")

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 12th day of April, 20 06.

By: [signature]
Authorized Officer

Title: Director

Name: Gina Bennett
Print or Type

BYLAWS
OF
INTEGRITY MESSENGER CORPORATION

ARTICLE I
OFFICES

1. Principal Office and Registered Agent.

The principal office of Integrity Messenger Corporation (the "Corporation") shall be:

Integrity Messenger Corporation
1900 S. Harbor City Blvd., #315
Melbourne, FL 32901

The registered agent of the Corporation shall be:

Michael W. Hawkins
1900 S. Harbor City Blvd., #315
Melbourne, FL 32901

2. Other Offices. The Corporation may have other offices within or outside the State of Delaware at such place or places as the Corporation's board of directors (the "Board of Directors") may from time to time determine.

3. Change of Address. The registered agent may change the street address of the registered office of the Corporation by notifying the Corporation in writing of the change and signing, either manually or by facsimile, and delivering to the Secretary of State for the State of Delaware (the "Secretary of State") for filing a statement of such change, as required by law.

4. Change of Agent. The Corporation may change its registered agent at any time upon the filing of an appropriate notice with the Secretary of State, with the written consent of the new registered agent either included or attached to such notice.

ARTICLE II
SHAREHOLDERS' MEETINGS

1. Meeting Place. All meetings of the shareholders of the Corporation (the "Shareholders") shall be held at the registered office of the Corporation, or at such other place as determined from time to time by the Board of Directors. The notice of the meeting shall state the place where the meeting will be held.

2. Annual Meeting Time. The annual meeting of the Shareholders for the election of directors and for the transaction of other business as may properly come before the meeting shall

be held each year on the first Wednesday in June at the hour of 10 a.m., and if a legal holiday, then on the next business day following, at the same hour.

3. **Annual Meeting - Order of Business.** At the annual meeting of Shareholders, the order of business shall be as follows:

(a) the meeting shall be called to order;

(b) the proof of notice of the meeting, or the filing of a waiver, shall be provided;

(c) the minutes of the last annual meeting shall be read;

(d) the reports of the officers shall be read;

(e) the reports of the committees shall be read;

(f) the directors shall be elected; and

(g) the miscellaneous business shall be conducted.

4. **Special Meeting.** A special meeting of the Shareholders may be called for any purpose at any time by the president of the Corporation (the "President"), the Board of Directors, or the holders of not less than one-tenth of all shares entitled to vote at the meeting. Business transacted at any special meeting of the Shareholders shall be limited to the express purposes stated in the notice of the special meeting. The Board of Directors may designate any location as the place of any special meeting called by the President or the Board of Directors, and a special meeting called at the request of the Shareholders shall be held at any place determined by the Board of Directors and described in the notice of such meeting.

5. **Notice of Shareholders' Meeting.** Notice of the date, time, and place of an annual meeting or a special meeting of the Shareholders shall be given by the secretary of the Corporation (the "Secretary") or persons authorized to call the meeting by transmitting to the Shareholders entitled to vote at the meeting a written or printed notice of the meeting no fewer than ten (10) days nor more than sixty (60) days prior to the meeting; except that a notice of a Shareholders' meeting to act on an amendment to the Articles of Incorporation, a plan of merger or share exchange, a proposed sale of assets or the dissolution of the Corporation shall be given no fewer than twenty (20) days nor more than sixty (60) days before the meeting date. If the meeting is a special meeting, the notice shall also include a description of the purpose or purposes for which the meeting is called. Notice of an annual meeting or a special meeting may be transmitted by mail; private carrier; personal delivery; telegraph; teletype; or telephone, wire or wireless equipment which transmits a facsimile of the notice. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, and addressed to the Shareholder at the Shareholder's address appearing on the stock transfer books of the Corporation.

6. **Waiver of Notice**. Notice of the date, time, place, and purpose of any meeting may be waived in writing (either before or after such meeting) and will be waived by any Shareholder by the Shareholder's attendance at the meeting in person or by proxy, unless the Shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting. Any Shareholder waiving notice shall be bound by the proceedings of any such meeting in all respects as if notice had been given.

7. **Closing of Transfer Books and Record Date**. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of the Shareholders, or any adjournment, the Board of Directors may provide that the stock transfer books shall be closed for a stated period no fewer than ten (10) days prior to such meeting and no more than seventy (70) days prior to such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any determination of the Shareholders, such date to be no more than seventy (70) days and no fewer than ten (10) days prior to the date on which the particular action requiring determination of Shareholders is to be taken. If no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, the day before the date on which notice of the meeting is mailed shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Section, such determination shall apply to any adjournment, unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned more than one hundred twenty (120) days after the date fixed for the original meeting.

8. **Shareholders' List for Meeting**. At least ten (10) days before a meeting of the Shareholders, the Corporation shall prepare an alphabetical list of the names of all Shareholders on the record date which are entitled to notice of a Shareholders' meeting. The list shall be arranged by voting group, and within each voting group by class or series of shares, and shall show the address of and number of shares held by each Shareholder. The Shareholders' list shall be available for inspection by any Shareholder, beginning ten (10) days prior to the meeting and continuing through the meeting, at the Corporation's principal office or at a place identified in the meeting notice in the city where the meeting will be held. A Shareholder, the Shareholder's agent, or the Shareholder's attorney may inspect the list, during regular business hours and at the Shareholder's expense, during the period it is available for inspection. The Corporation shall make the Shareholders' list available at the meeting, and any Shareholder, Shareholder's agent, or Shareholder's attorney may inspect the list at any time during the meeting or any adjournment. The refusal or failure to prepare or make available the Shareholders' list shall not affect the validity of any action taken at the meeting.

9. **Voting of Shares**. Except as otherwise provided by the Articles of Incorporation or by these Bylaws, every Shareholder of record shall have the right at every Shareholders' meeting to one (1) vote for every share standing in the Shareholder's name on the stock transfer books of the Corporation. Except as otherwise provided in the Articles of Incorporation or in these Bylaws, the affirmative vote of the holders of a majority of the shares entitled to vote and represented in a meeting shall be necessary for the adoption of a motion or for the determination of all questions and business which shall come before the meeting. If a quorum exists, action on any matter, other than the election of directors, is approved by the voting group if the votes cast

within that voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the question is one which by express provision of the law, of the Articles of Incorporation or of these Bylaws a greater number of affirmative votes is required.

Unless otherwise provided in the Articles of Incorporation, in any election of directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

10. Quorum and Adjourned Meetings. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. A majority of the shares represented at a meeting, even if less than a quorum, may adjourn the meeting from time to time without further notice. At such reconvened meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Shareholders present at a duly organized meeting may continue to transact business at such meeting and at any adjournment of such meeting (unless a new record date is or must be set for the adjourned meeting), notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

11. Proxies. At all meetings of Shareholders, a Shareholder may vote by proxy executed in writing by the Shareholder or by the Shareholder's duly authorized attorney-in-fact. The proxy shall be filed with the Secretary before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

12. Shareholder Presence - Conference Call. Shareholders may participate in a meeting of the Shareholders by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other during the meeting. A Shareholder participating by conference telephone or similar communication equipment shall be deemed present in person at a meeting.

13. Action by Shareholders Without a Meeting. Any action required to be taken or which may be taken at a meeting of Shareholders of the Corporation may be taken without a meeting if a consent in writing, setting forth the action taken, is signed either before or after the action is taken by all Shareholders entitled to vote with respect to the subject matter. Such consent shall have the same force and effect as a unanimous vote of Shareholders. The action must be evidenced by one or more written consents describing the action taken, signed by the Shareholders voting on the action, and delivered to the Corporation for inclusion in the minutes of filing with the Corporation's records. Action taken in accordance with this section shall be effective when all written consents have been delivered to the Corporation, unless the consent specifies a later effective date, and any applicable statutory notice provisions have been satisfied.

ARTICLE III
BOARD OF DIRECTORS

1. General Powers. The management of all of the affairs, property, and interest of the Corporation shall be vested in the Board of Directors, except as otherwise provided by

Delaware law (the "Law") or the Articles of Incorporation. In addition to the powers and authorities expressly conferred upon the Board of Directors by these Bylaws and the Articles of Incorporation, the Board of Directors may exercise all powers of the Corporation and do any acts that the Shareholders direct to be performed which are not prohibited by law, the Articles of Incorporation, or these Bylaws.

2. <u>Number and Election</u>. The number of directors of the Corporation shall consist of a minimum of one (1) and a maximum of seven (7) directors. The number of directors may be increased or decreased from time to time by amending this Section 2, provided that (a) any amendment may be made by a vote of the directors, (b) no decrease shall have the effect of shortening the term of any incumbent director, and (c) the Board of Directors shall consist of at least one (1) person. A director shall be elected for a term of one (1) year and shall hold office until the director's successor is elected and qualified or until there is a decrease in the number of directors. A director need not be a Shareholder or resident of the State of Delaware.

3. <u>Duties</u>. A director shall perform the duties of a director, including the duties as a member of any committee of the Board of Directors upon which the director may serve, in good faith, in a manner the director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. In performing the duties of a director, the director may rely upon information, opinions, reports or statements, including financial statements and other financial data, prepared or presented by:

(a) one (1) or more officers or employees of the Corporation that the director believes to be reliable and competent in the matter presented;

(b) legal counsel, public accountants, or other persons as to matters that the director believes to be within such person's professional or expert competence; or

(c) a committee (of which the director is not a member) of the Board of Directors, duly designated in accordance with a provision of the Articles of Incorporation or the Bylaws, as to matters within the committee's designated authority, so long as the director reasonably believes the committee merits confidence.

A director is not acting in good faith if the director has knowledge concerning the matter in question which makes reliance otherwise permitted above unwarranted.

4. <u>Resignation</u>. Any director may resign at any time by delivering written notice to the Secretary of the Corporation. The resignation is effective when the notice is delivered unless the notice specifies a later effective date.

5. <u>Vacancies</u>. All vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill any vacancy shall hold office for the unexpired term of the director's predecessor and until the director's successor is elected and qualified. Any directorship to be filled due to an increase in the number of

directors shall be filled, by a vote of the holders of a majority of the shares entitled to vote, for a term of office continuing only until the next election of directors by the Shareholders. A vacancy that will occur at a specific later date may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

6. **Removal of Directors.** At a meeting of the Shareholders called expressly for that purpose, the entire Board of Directors, or any member, may be removed in the following manner: (a) by a vote of the holders of a majority of the shares entitled to vote at an election of directors; but, (b) if cumulative voting is permitted by the Articles of Incorporation, and if less than the entire Board of Directors is to be removed, a single director may not be removed if the votes cast against the director's removal would be sufficient to elect the director if cumulatively voted at an election of the entire Board of Directors, or, if there are classes of directors, at an election of the class of directors of which the director is a member.

7. **Meetings of the Board of Directors.**

(a) **Annual Meetings.** The first meeting following Shareholder election of the Board of Directors shall be known as the annual meeting thereof and shall be held without notice immediately after the adjournment of the annual meeting of the Shareholders. The meeting shall be held at the same place as the preceding Shareholders' meeting unless some other place is specified by resolution of the Shareholders or the Board of Directors.

(b) **Regular Meetings.** Regular meetings of the Board of Directors may be held without notice at the registered office of the Corporation or at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time designate.

(c) **Special Meetings.** Special meetings of the Board of Directors may be called at any time by the President or, in his or her absence, by any director, to be held at the registered office of the Corporation or at such other place or places as the Board of Directors may from time to time designate. Such notice shall specify the business to be transacted at the meeting.

(d) **Notice of Meetings and Waiver.** Unless the Articles of Incorporation provide otherwise, regular meetings of the Board of Directors may be held without notice of the date, time, place, or purpose of the meeting. Special meetings of the Board of Directors must be preceded by at least five (5) days' notice of the date, time, and place of the meeting, but not of its purpose, unless the Articles of Incorporation or Bylaws require otherwise. Notice may be given by telegraph, telephone, facsimile, mail or personally. If mailed, notice shall be deemed delivered when deposited in the United States mail, first-class postage prepaid, five (5) days in advance of the meeting. Notice of any meeting of the Board of Directors may be waived in a signed writing, delivered to the Corporation for inclusion in the minutes, by any director at any time, either before or after the meeting, and attendance or participation at the meeting shall constitute a waiver of any required notice of the meeting except where a director attends for the express purpose of objecting to the holding of the meeting or the transaction of any business because the meeting was not lawfully convened, and the director does not thereafter vote for or assent to action taken at the meeting.

(e) **Action of Directors by Communications Equipment.** Members of the Board of Directors and any committee thereof may participate at a meeting of such Board or committee by means of a conference telephone or similar communications equipment by which all directors participating in the meeting can hear each other during the meeting. A director participating by these means is deemed to be present in person at a meeting.

(f) **Quorum.** A majority of the Board of Directors shall be necessary at all meetings to constitute a quorum for the transaction of business.

(g) **Registering Dissent.** A director who is present at a meeting of the Board of Directors at which action on a corporate matter is taken shall be presumed to have assented to such action unless: (1) the director objects at the beginning of the meeting, or promptly upon the director's arrival, to holding the meeting or transacting business at the meeting; (2) the director's dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) the director delivers written notice of the director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the Corporation within a reasonable time after adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of such action.

8. **Action by Directors Without a Meeting.** Any action required or which may be taken at a meeting of the Board of Directors, or a committee of the Board of Directors, may be taken without a meeting if all members of the Board of Directors or its committee sign, either before or after the action is taken, a written consent(s) setting forth the action to be taken and deliver said consent(s) to the Corporation for inclusion in the minutes or for filing with the corporate records. Such consent shall have the same effect as a unanimous vote at a meeting. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a later date.

9. **Executive and Other Committees.** The Board of Directors, from its own number, may appoint standing or temporary committees from time to time and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by such Board of Directors. Each committee must have two (2) or more members. An Executive Committee may be appointed by resolution passed by a majority of the full Board of Directors. It shall have and exercise all of the authority of the Board of Directors, except that the Executive Committee shall not have the authority to:

(a) authorize distributions, except at a rate or in periodic amounts as determined by the Board of Directors;

(b) approve or recommend to the Shareholders actions or proposals required by the Law to be approved by the Shareholders;

(c) fill vacancies on the Board of Directors or any of its committees;

(d) amend the Articles of Incorporation pursuant to the Law, or adopt, repeal, or amend the Bylaws;

(e) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors;

(f) fix compensation of any director for serving on the Board of Directors or on any committee;

(g) approve a plan of merger, consolidation, or exchange of shares not requiring Shareholder approval; or

(h) appoint other committees or members of other committees of the Board of Directors.

10. Compensation. No stated compensation shall be paid to directors, as such, for their services. By resolution of the Board of Directors, however, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board; provided, however, that this shall not be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation for such service. Members of special or standing committees may be allowed like compensation for attending committee meetings.

11. Loans. The Corporation shall not lend money to or guarantee the obligation of a director of the Corporation unless either: (a) the particular loan or guarantee is approved by a vote of the holders of a majority of the shares represented by the outstanding voting shares of all classes, except the shares of the benefited director, or, (b) the Corporation's Board of Directors determines that the loan or guarantee benefits the Corporation and either approves the specific loan or guarantee or a general plan authorizing loans or guarantees.

12. Liability. In addition to any other liabilities imposed by law upon directors of the Corporation, unless the directors comply with Section 3 of this Article:

(a) a director of the Corporation who votes for or assents to any distribution of the assets of the Corporation to its Shareholders contrary to the Law, or contrary to any restrictions contained in the Articles of Incorporation, shall be personally Liable to the Corporation for the amount of the distribution in excess of the amount which could have been paid or distributed without a violation of the Law, or the restrictions in the Articles of Incorporation, if it is established that the director did not perform his or her duties in compliance with the Law;

(b) a director of the Corporation who votes for or assents to any distribution of the assets of the Corporation for the purchase of the Corporation's shares contrary to the provisions of the Law shall be personally Liable to the Corporation for the amount of consideration paid for such shares in excess of the maximum amount which could have been paid without a violation of the provisions of the Law;

(c) a director of the Corporation who votes for or assents to any distribution of assets of the Corporation to its Shareholders during the liquidation of the Corporation, without the payment and discharge of, or making adequate provision for, all known debts, obligations, and liabilities of the Corporation, shall be personally Liable to the Corporation for the value of such assets which are distributed, to the extent that the debts, obligations, and liabilities of the Corporation are not paid and discharged; and

(d) a director of the Corporation who votes for or assents to the making of a loan secured by shares of the Corporation shall be personally Liable to the Corporation for the amount of such loan until its repayment, unless approved as provided in Section 11 of this Article.

Any director held Liable pursuant to this Article for a distribution of assets of the Corporation is entitled to contribution from each Shareholder for the amount the Shareholder accepted or received knowing the distribution was made in violation of the Law, or the Articles of Incorporation. Any director held Liable pursuant to this Article for a distribution of assets of the Corporation is entitled to contribution from every other director who could be held Liable under this Article for the unlawful distribution.

ARTICLE IV
OFFICERS

1. Designations. The Corporation shall have a President, Vice President, Secretary, and a Treasurer, and other officers as the Board of Directors may designate, which may include two or more Vice Presidents, one or more Executive Vice Presidents, Assistant Secretaries, and Assistant Treasurers. An officer shall be elected for one (1) year by the Board of Directors at its first meeting after the organizational meeting of Shareholders and shall hold office until the officer's successor is elected and qualified. Any two (2) or more offices may be held simultaneously by the same person. The Board of Directors may delegate to any officer the authority to appoint subordinate officers.

2. Duties of the Officers. The duties of the officers shall be as follows:

(a) The President. The President shall be the chief executive officer of the Corporation. The President shall preside at all meetings of Shareholders and directors, shall have general supervision of the affairs of the Corporation, and shall perform all other duties as are incident to the office or which are properly required of the President by the Board of Directors.

(b) The Vice President. During the absence or disability of the President, the Executive Vice President, if any, and the Vice President in the order designated by the Board of Directors, shall exercise all the functions of the President. Each Executive Vice President and Vice President shall have such powers and discharge such duties as may be assigned to such officer from time to time by the Board of Directors.

(c) The Secretary and Assistant Secretary. The Secretary shall issue notices for all meetings, except notices for special meetings of the Shareholders and special meetings of

the directors which are called by the requisite number of Shareholders and directors, shall keep minutes of all meetings, shall have charge of the seal and the corporate books and records, shall be responsible for authenticating records of the Corporation, and shall make such reports and perform such other duties as are incident to the office, or are properly required of the officer by the Board of Directors. The Assistant Secretary, or Assistant Secretaries in the order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as directed by the President or the Board of Directors.

(d) The Treasurer and Assistant Treasurer. The Treasurer shall have the care and custody of all moneys and securities of the Corporation and shall keep regular books of account. The Treasurer shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements and shall deposit all funds and other valuable effects in the name of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall render to the Board of Directors from time to time as may be required of the Treasurer an account of all the Treasurer's transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties incident to the office or that are properly required of the Treasurer by the Board of Directors. The Assistant Treasurer, or Assistant Treasurers in the order designated by the Board of Directors, shall perform all of the duties of the Treasurer in the absence or disability of the Treasurer, and at other times may perform such other duties as directed by the President or the Board of Directors.

3. Delegation. If any officer of the Corporation and any person authorized to act in such officer's place are absent or unable to act, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, director, or other person that the Board of Directors may select.

4. Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board of Directors.

5. Other Officers. The Board of Directors may appoint such other officers and agents as it deems necessary or expedient. Those officers shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

6. Compensation. The compensation of all officers of the Corporation shall be fixed by or under the direction of the Board of Directors.

7. Term and Removal. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Corporation may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the officer or agent so removed. Election or appointment of an officer or agent shall not of itself create any contract rights.

8. Standard of Conduct. Nondirector officers with discretionary authority shall be held to the same standards of conduct as directors.

9. Bonds. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned upon faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

10. Resignation. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contractual rights, if any, with the officer.

ARTICLE V
SHARE CERTIFICATES

1. Consideration for Shares. Consideration for shares may consist of cash, promissory notes, services performed, contracts for services to be performed, or any other tangible or intangible property. If shares are issued for other than cash, the Board of Directors shall determine the value of the consideration.

2. Issuance, Form and Execution of Certificates. Each certificate representing shares may state upon the face of the certificate the par value of each share or may state that the shares are without par value.

No shares of the Corporation shall be issued unless authorized by the Board of Directors. Such authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. Certificates for shares of the Corporation shall be in a form consistent with the provisions of the Law and shall state: (a) the name of the issuing Corporation and that the Corporation is organized under the laws of the State of Delaware; (b) the name of the person to whom the shares are issued; (c) the number and class of shares and the designation of the series, if any, which the certificate represents; and (d) if the Corporation is authorized to issue shares of more than one class, that upon request and without charge, the Corporation will furnish any Shareholder with a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series, and the authority of the Board of Directors to determine variations for future series.

Certificates of stock shall be issued in numerical order. Each certificate issued shall be signed by the President or a Vice President, and by the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile of the seal of the Corporation. The signatures of such officers may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. If the officer that signed, either manually or in facsimile, a share certificate does not hold office when the certificate is issued, the certificate is nevertheless valid.

3. **Fractional Shares or Scrip.** The Corporation may, but shall not be obliged to, issue a certificate for a fractional share, which shall entitle the holder to exercise voting rights, to receive dividends, and to participate in any of the assets of the Corporation in the event of liquidation. In lieu of fractional shares, the Board of Directors may: (a) dispose of a fractional interest by paying in cash the fair value of the fractional interest as of the time when those entitled to receive such shares are determined, or (b) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of scrip aggregating a full share.

4. **Transfers.** Transfers of stock shall be made only upon the stock transfer books of the Corporation, kept at the registered office of the Corporation or at its principal place of business, or at the office of its transfer agent or registrar. Shares may be transferred by delivery of the certificate, accompanied either by an assignment in writing on the back of the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the record holder of the certificate. Before a new certificate is issued, the old certificate shall be surrendered for cancellation. Restrictions on the transfer of shares that the Board of Directors may from time to time adopt are valid and enforceable to the extent permitted by Delaware law. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and record transfers of shares.

5. **Mutilated, Lost or Destroyed Certificates.** If any stock certificate is mutilated, lost or destroyed, it may be replaced upon proof of such mutilation, loss, or destruction. The Board of Directors may require the Shareholder to provide a satisfactory bond or indemnity to the Corporation in such sum as determined by the Board of Directors or may impose other conditions or establish other procedures as it deems necessary.

6. **Registered Owner.** Only registered Shareholders shall be considered as holders of the stock standing in their respective names. The Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not the Corporation has express or other notice of such claim or interest, except as expressly provided by the laws of the State of Delaware.

7. **Closing Stock Transfer Books and Fixing Record Date.** For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Shareholders for the payment of any distribution, the allotment of rights, the conversion or exchange of any securities by their terms or any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed sixty (60) days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, the date in any case to be not more than seventy (70) days and, in case of a meeting of Shareholders, not less than ten (10) (or in the case of a merger, dissolution, amendment of the Articles of Incorporation, or sale of assets,

twenty (20)) days prior to the date on which the particular action requiring the determination of Shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, the date on which notice of the meeting is mailed shall be the record date for such determination of Shareholders. If the stock transfer books are not closed and no record date is fixed for determination of Shareholders entitled to a distribution, the date on which the Board adopted the resolution declaring the dividend shall be the record date. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this section, that determination shall be the record date unless Delaware law requires fixing a new record date.

8. Shares of Another Corporation. Shares owned by the Corporation in another Corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

ARTICLE VI
INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS

1. Definitions.

(a) "Director" means any person who is or was a director of the Corporation and any person that, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan;

(b) "Expenses" means costs and attorneys' fees;

(c) "Official Capacity" means: (1) when used with respect to a director, the office of director in the Corporation, and (2) when used with respect to a person other than a director as contemplated in Section 10 of this Article, the elective or appointive office in the Corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation; but shall not include service for any other foreign or domestic Corporation or any partnership, joint venture, trust, other enterprise or employee benefit plan;

(d) "Party" means a person who was, is, or is threatened to be, made a named defendant or respondent in a proceeding or who is otherwise involved in a proceeding (including, without limitation, a witness); and

(e) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding whether civil, criminal, administrative, or investigative.

(f) "Liability" or "Liable" means the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, reasonable expenses incurred with respect to a pleading.

2. Director Indemnity; Proceeding Not by or in Right of Corporation. The Corporation may indemnify any Director made a Party to any Proceeding, other than a Proceeding by or in the right of the Corporation, against judgments, penalties, fines, settlements, and reasonable Expenses actually incurred by the Director in connection with such Proceeding if:

(a) the Director conducted himself or herself in good faith, and: (1) if the conduct involved his or her own Official Capacity with the Corporation, that he or she reasonably believed his or her conduct to be in the Corporation's best interests, or (2) in all other circumstances, that he or she reasonably believed that his or her conduct was not opposed to the Corporation's best interests; and

(b) in a criminal Proceeding, the Director had no reasonable cause to believe his or her conduct was unlawful.

The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not be determinative of itself that the Director did not meet the requisite standard of conduct set forth in this Section.

3. Director Indemnity; Proceeding by or in Right of Corporation. The Corporation may indemnify any Director made a Party to any Proceeding by or in the right of the Corporation against reasonable Expenses actually incurred by the Director in connection with such Proceeding if the Director conducted himself or herself in good faith; and

(a) if the conduct was in the Director's Official Capacity with the Corporation and the Director reasonably believed that his or her conduct was in the Corporation's best interests; or

(b) if the Director reasonably believed that his or her conduct was not in opposition to the Corporation's best interests; provided, however, that no indemnification shall be made pursuant to this Section if such person is adjudged Liable to the Corporation.

4. No Indemnity When Director Receives Benefit. A Director shall not be indemnified under Section 2 or 3 of this Article in any Proceeding, whether or not the Director acted in his or her Official Capacity, if the Director was adjudged Liable because the Director personally received a benefit in money, property, or services to which the Director was not legally entitled.

5. Director Indemnity by Corporation or Court Order. Unless otherwise limited by the Articles of Incorporation:

(a) a Director who has been wholly successful, on the merits or otherwise, in the defense of any Proceeding referred to in Section 2 or 3 of this Article shall be indemnified for reasonable Expenses incurred by the Director in connection with the Proceeding; or

(b) a court of appropriate jurisdiction, which may be the same court in which the Proceeding involving the Director's Liability took place, upon application of the Director and such notice as the court shall require, shall have authority to order indemnification of the Director in the following circumstances:

(1) If the court determines that the Director is entitled to indemnification under Paragraph (a) of this Section, the court shall order such indemnification, which shall include Expenses incurred in obtaining such indemnification; or

(2) If the court determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director met the standards of conduct set forth in Section 2 or 3 of this Article or was adjudged Liable under Section 4 of this Article, the court may order such indemnification as the court shall deem proper, except that such indemnification shall be limited to Expenses for any Proceeding referred to in Section 3 of this Article and any Proceeding referred to in Section 4 in which the Director was adjudged Liable of this Article.

6. Determination of Propriety of Director Indemnification. The Corporation shall not indemnify the Director pursuant to Section 2 or 3 of this Article unless it has been determined that indemnification of the Director is permissible in the circumstances because the Director has met the standard of conduct set forth in the applicable Section. Such determination shall be made:

(a) by the Board of Directors by a majority vote of a quorum consisting of Directors that are not parties to such Proceeding; or

(b) if such a quorum cannot be obtained, then by a majority vote of a committee to the Board of Directors, duly designated to act in the matter by a majority vote of the full Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more Directors that are not parties to such Proceeding; or

(c) by written opinion by legal counsel selected by the Board of Directors or a committee to the Board of Directors by vote as set forth in Paragraph (a) or (b) of this Section, or if the requisite quorum of the full Board of Directors cannot be obtained and such committee cannot be established, then by a majority vote of the full Board of Directors (in which selection directors who are parties may participate), provided, however, that an attorney, or a firm having associated with it an attorney, retained by or that has performed services within the past three years for the Corporation or any party to be indemnified may not serve as such legal counsel; or

(d) by a majority vote of the Shareholders.

After determining that indemnification of the Director is permissible, the Board of Directors, the committee to the Board of Directors, or the Shareholders may authorize the indemnification of the Director and may determine the reasonableness of the Expenses incurred by the Director in the manner described in Paragraphs (a), (b) and (d). If the determination that indemnification of the director is permissible was made by legal counsel as described in Paragraph (c), then the authorization of indemnification and the determination of the reasonableness of the Expenses incurred by the Director shall be made in the manner specified in Paragraph (c) of this Section for the selection of such counsel. Shares held by Directors who are parties to the Proceeding shall not be voted on the subject matter under this Section.

7. **Payment of Expenses Before Final Disposition of Proceeding.** Reasonable Expenses incurred by a Director who is a Party to a Proceeding may be paid or reimbursed by the Corporation in advance of the final disposition of such proceeding on the following conditions:

(a) upon receipt by the Corporation of a written promise by or on behalf of the Director to repay such amount if it is ultimately determined that the Director has not met the standard of conduct necessary for indemnification by the Corporation as authorized by this Article; and

(b) either:

(1) Upon a determination as described in Section 6 of this Article that the information then known (i.e., without undertaking further investigation) to those making the determination does not establish that indemnification would not be permissible under Section 2 or 3 of this Article; or

(2) Upon receipt by the Corporation of a written affirmation by the Director of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Corporation as authorized in this Article.

The agreement required by Paragraph (a) of this Section shall be an unlimited general obligation of the Director but need not be secured and may be accepted without reference to financial ability to make the repayment. Payments under this Section may be authorized in the manner specified in Section 6 of this Article.

8. **Additional Indemnification.** The Corporation shall have the power to make or agree to any further indemnity, including the advance of Expenses, to any Director that is authorized by the Articles of Incorporation, any Bylaw adopted or ratified by the Shareholders, or any resolution adopted or ratified, before or after the event, by the Shareholders, provided that no such indemnity shall indemnify any Director for acts or omissions of such Director finally adjudged to be intentional misconduct or a knowing violation of law, or for conduct of such Director finally adjudged to be in violation of the Law, or for any transaction with respect to which it was finally adjudged that such Director personally received benefit in money, property, or services to which the Director was not legally entitled. Unless the Articles of Incorporation, a Bylaw, or a resolution provide otherwise, any determination as to any further indemnity shall be made in accordance with Section 6 of this Article. Each such indemnity may continue as to a

person who has ceased to be a Director and may inure to the benefit of the heirs, executors, and administrators of such a person.

9. Director Acts or Omissions Relating to an Employee Benefit Plan. For purposes of this Article, the Corporation shall be deemed to have requested a Director to serve an employee benefit plan if: (a) the performance by the Director of his or her duties to the Corporation also imposes duties on, or otherwise involves services by, the Director to the plan, its participants, or its beneficiaries; (b) the excise taxes assessed against the Director with respect to an employee benefit plan pursuant to applicable law shall be deemed "fines"; and (c) the action taken or omitted with respect to an employee benefit plan, by the Director in the performance of the Director's duties with a reasonable belief that it is in the interest of the participants and beneficiaries of the plan, shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

10. Indemnification of Non-Directors. Unless otherwise limited by the Articles of Incorporation:

(a) an officer of the Corporation may seek indemnification and shall be indemnified as provided in Section 5 of this Article for a director;

(b) the Corporation may indemnify and advance expenses to an officer, employee, or agent of the Corporation as provided in this Article, except that Section 12 of this Article shall not apply to any person other than a Director; and

(c) the Corporation may also indemnify an officer, employee, or agent that is not a Director to such extent, consistent with law, as provided by the Articles of Incorporation, the Bylaws, a general or specific resolution of the Board of Directors, or a contract.

11. Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is, or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as an officer, employee or agent of another Corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any Liability asserted against the person and incurred by the person in any such capacity or arising out of the person's status as such, whether or not the Corporation would have the power to indemnify the person against such Liability under the provisions of this Article.

12. Notice to Shareholders of Indemnification. The Shareholders shall be notified of the indemnification of any person in accordance with this Article, including any payment or reimbursement of Expenses, by a written report sent prior to the notice of the next Shareholders' meeting or sent with such notice. The written report shall contain a brief description of the Proceedings involving the person indemnified and the nature and extent of such indemnification.

13. Validity of Indemnification. A provision addressing the Corporation's indemnification of or advance of expenses to directors that is contained in these Bylaws, a resolution of its Shareholders or Board of Directors, or in contract or otherwise, is valid only if and to the extent the provision is consistent with the Law.

14. **Interpretation.** The provisions contained in this Article shall be interpreted and applied to provide indemnification to directors, officers, employees and agents of the Corporation to the fullest extent allowed by applicable law, as such law may be amended, interpreted and applied from time to time.

15. **Savings Clause.** If this Article or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify each director as to reasonable expenses and liabilities with respect to any proceeding, whether or not brought by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

16. **Nonexclusivity of Rights.** The right to indemnification under this Article for directors, officers, and agents shall not be exclusive of any other right which any person may have, or hereafter acquire, under any statute, provision of the Articles of Incorporation, Bylaws, other agreement, vote of Shareholders or disinterested directors, insurance policy, principles of common law or equity, or otherwise.

ARTICLE VII
BOOKS AND RECORDS

1. **Books of Accounts, Minutes and Share Register.** The Corporation shall keep as permanent records minutes of all meetings of its Shareholders and Board of Directors, a record of all actions taken by the Shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors exercising the authority of the Board of Directors on behalf of the Corporation. The Corporation or its agent shall maintain a record of its Shareholders, in a form that permits preparation of a list of the names and addresses of all Shareholders, in alphabetical order by class of shares showing the number and class of shares held by each. The Corporation shall maintain appropriate accounting records and shall maintain all other records in written form or in another form capable of conversion into written form within a reasonable time. The Corporation shall keep a copy of the following records at its principal office:

(a) its Articles or Restated Articles of Incorporation and all amendments to them currently in effect;

(b) its Bylaws or Restated Bylaws and all amendments to them currently in effect;

(c) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

(d) the financial statements described in the Law, for the past three years;

(e) all written communications to Shareholders generally within the past three years;

(f) a list of the names and business addresses of its current directors and officers; and

(g) its most recent annual report delivered to the Secretary of State under the Law.

2. **Copies of Corporate Records.** Any person dealing with the Corporation may rely upon a copy of any of the records of the proceedings, resolutions, or votes of the Board of Directors or Shareholders which are certified by the President or Secretary.

3. **Examination of Records.** Unless otherwise provided in the Articles of Incorporation, a Shareholder shall have the right to inspect and copy, in person or by his or her attorney or agent, corporate records if the Shareholder gives the Corporation written notice of the demand at least five (5) business days before the date the Shareholder wishes to inspect and copy. However, to inspect excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors, minutes of any Shareholders' meeting, records of action taken without a meeting, accounting records of the Corporation, and the record of Shareholders, the Shareholder must also show that the demand is in good faith and for a proper purpose, make a demand describing the needed records with reasonable particularity, and show a direct relation between the records and the Shareholder's purpose.

ARTICLE VIII
DISTRIBUTIONS AND FINANCE

1. **Distributions.** The Board of Directors may, from time to time, declare, and the Corporation may pay, distributions in cash, property, or its own shares, subject to the conditions and limitations imposed by these Bylaws or the laws of the State of Delaware. The Board of Directors may provide that the stock transfer books be closed for a stated period not exceeding seventy (70) days before the payment of distributions. In lieu of closing the stock transfer books, the Board of Directors may fix a record date for determining Shareholders entitled to a distribution. Distributions shall be payable only to those that are holders of record at the close of business on the record date, which shall be a business day not more than seventy (70) days before the date on which the distribution is paid. If no record date is fixed and the transfer books are not closed, the date of the adoption of the Board of Directors' resolution declaring a distribution shall be the record date.

No distribution may be made if, after giving it effect, either:

(a) the Corporation would not be able to pay its debts as they become due in the usual course of business; or

(b) the Corporation's total assets would be less than the sum of its total liabilities plus the amount which would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Shareholders whose preferential rights are superior to those receiving the distribution.

2. Measure of Effect of a Distribution. For purposes of determining whether a distribution may be paid by the Corporation the effect of the distribution is measured:

(a) in the case of a distribution of indebtedness, the terms of which provide that payment of principal and interest are made only if and to the extent that payment of a distribution to Shareholders could then be made under this section, each payment of principal or interest is treated as a distribution the effect of which is measured on the date that payment is actually made; or

(b) in the case of any other distribution:

(i) if the distribution is by purchase, redemption or other acquisition of the Corporation's shares, the effect of the distribution is measured as of the earlier date any money or other property is transferred or debt incurred by the Corporation, or the date the Shareholder ceases to be a Shareholder with respect to the acquired shares;

(ii) if the distribution is of an indebtedness other than described in subsection 2(a) and (b)(i) of this section, the effect of the distribution is measured as of the date the indebtedness is distributed; and

(iii) in all other cases, the effect of the distribution is authorized if payment occurs within one hundred twenty (120) days after the date of authorization, or the date the payment is made if it occurs more than one hundred twenty (120) days after the date of authorization.

3. Depositories. The moneys of the Corporation shall be deposited in the name of the Corporation in such bank or banks or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

ARTICLE IX
FISCAL YEAR

The fiscal year of the Corporation shall be set by resolution of the Board of Directors.

ARTICLE X
SEAL

The corporate seal of the Corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors or by usage of the officers on behalf of the Corporation.

ARTICLE XI
RULES OF ORDER

The rules contained in the most recent edition of Robert's Rules of Order, Newly Revised, shall govern all meetings of Shareholders and directors in which those rules are not inconsistent with the Articles of Incorporation, Bylaws, or special rules of order of the Corporation.

ARTICLE XII
NOTICES

Except as otherwise required by law or by other provisions of these Bylaws: (a) any notice to any person may be transmitted by mail; private carrier; personal delivery; telegraph; teletype; or telephone, wire or wireless equipment which transmits a facsimile copy; and (b) if mailed, the notice shall be deemed effective when mailed, of mailed with first class postage prepaid and correctly addressed to the Shareholder's address shown in the Corporation's current record of Shareholders. Except as set forth in the previous sentence, written notice shall be deemed to be effective at the earliest of the following: (i) when received; (ii) five (5) days after its deposit in the United States mail, as evidenced by the postmark, if mailed with first class postage, prepaid and correctly addressed; (iii) on the date shown on the return receipt, is sent by registered or certified mail, return receipt requested, and receipt is signed by or on behalf of addressee; or (iv) if sent to a Shareholder's address, telephone number, or other number appearing on the records of the Corporation, when dispatched by telegraph, teletype or facsimile equipment.

ARTICLE XIII
AMENDMENTS OF THE BYLAWS

1 **By the Shareholders.** These Bylaws may be altered, amended or repealed by the affirmative vote of the holders of a majority of the voting stock issued and outstanding at any regular or special meeting of the Shareholders.

2 **By the Board of Directors.** If the Articles of Incorporation shall so provide, the Board of Directors shall have power to make, alter, amend and repeal the Bylaws of the Corporation. However, any such Bylaws, or any alteration, amendment or repeal of the Bylaws, may be changed or repealed by a vote of the holders of a majority of the shares entitled to vote at any Shareholders' meeting.

3 **Emergency Bylaws.** The Board of Directors may adopt emergency Bylaws, subject to repeal or change by action of the Shareholders, which shall be operative during any emergency in the conduct of the business of the Corporation resulting from an attack on the United States or any nuclear, atomic, or natural disaster.

ADOPTED by resolution of the Corporation's Board of Directors on the 17th day of December, 2002.

Michael W. Hawkins, President